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                                                                    Exhibit 99.4


                                     FORM OF

                           EMPLOYEE BENEFITS AGREEMENT

                                 By and between

                          GENESIS HEALTH VENTURES, INC.

                                       and

                         GENESIS HEALTHCARE CORPORATION

                                   Dated as of


                                December 1, 2003



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                                TABLE OF CONTENTS
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ARTICLE I           DEFINITIONS...................................................................................1

1.1      Accounting Firm..........................................................................................1
1.2      Affiliate................................................................................................1
1.3      Agreement................................................................................................1
1.4      Ancillary Agreements.....................................................................................1
1.5      ASO Contract.............................................................................................1
1.6      Auditing Party...........................................................................................2
1.7      Award....................................................................................................2
1.8      Bonus Plan...............................................................................................2
1.9      Close of the Distribution Date...........................................................................2
1.10     Close of the Transition Date.............................................................................2
1.11     COBRA....................................................................................................2
1.12     COBRA Transition Account.................................................................................2
1.13     Code.....................................................................................................2
1.14     Coverage Account.........................................................................................2
1.15     Deferral Plan............................................................................................2
1.16     Distribution.............................................................................................2
1.17     Distribution Date........................................................................................2
1.18     Distribution Year........................................................................................2
1.19     DOL......................................................................................................2
1.20     ElderCare................................................................................................2
1.21     ElderCare Common Stock...................................................................................2
1.22     ElderCare Employee.......................................................................................2
1.23     ElderCare Entity.........................................................................................3
1.24     ElderCare Individual.....................................................................................3
1.25     Enrolled Total...........................................................................................3
1.26     ERISA....................................................................................................3
1.27     Executive Benefit Plans..................................................................................3
1.28     Flexible Benefits Plan...................................................................................3
1.29     FMLA.....................................................................................................3
1.30     Former ElderCare Individual..............................................................................3
1.31     Group Insurance Policies.................................................................................3
1.32     Group Life Program.......................................................................................4
1.33     Health and Welfare Bill..................................................................................4
1.34     Health and Welfare Plans.................................................................................4
1.35     HIPAA....................................................................................................4
1.36     HMO......................................................................................................4
1.37     HMO Agreements...........................................................................................4
1.38     Immediately after the Distribution Date..................................................................4
1.39     Immediately after the Transition Date....................................................................4
1.40     Incentive Plan...........................................................................................4
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1.41     Individual Agreement.....................................................................................4
1.42     Initial Payment..........................................................................................4
1.43     Insured Enrolled Total...................................................................................4
1.44     Insured Parent Plan......................................................................................5
1.45     IRS......................................................................................................5
1.46     Leave of Absence.........................................................................................5
1.47     Match Date...............................................................................................5
1.48     Material Feature.........................................................................................5
1.49     Medical Plan.............................................................................................5
1.50     Non-Employee Director....................................................................................5
1.51     Non-parties..............................................................................................5
1.52     Parent...................................................................................................5
1.53     Parent Common Stock......................................................................................5
1.54     Parent Employee..........................................................................................5
1.55     Parent Entity............................................................................................5
1.56     Parent Incentive Plan....................................................................................5
1.57     Parent Leave of Absence Programs.........................................................................6
1.58     Parent Transferred Employee..............................................................................6
1.59     Parent WCP...............................................................................................6
1.60     Participating Company....................................................................................6
1.61     Plan.....................................................................................................6
1.62     QDRO.....................................................................................................6
1.63     QMCSO....................................................................................................6
1.64     Savings Plan(s)..........................................................................................6
1.65     Self-Insured Parent Plan.................................................................................7
1.66     Separation and Distribution Agreement....................................................................7
1.67     Transition Date..........................................................................................7
1.68     Transition Period........................................................................................7
1.69     True-Up Amount...........................................................................................7

ARTICLE II          GENERAL PRINCIPLES............................................................................8

2.1      Assumption of Liabilities................................................................................8
2.2      ElderCare Participation in Parent Plans..................................................................8
2.3      Establishment of ElderCare Plans.........................................................................8
2.4      Terms of Participation by ElderCare Individuals in ElderCare Plans.......................................9
2.5      Best Efforts.............................................................................................9
2.6      Regulatory Compliance....................................................................................9

ARTICLE III         DEFINED CONTRIBUTION PLANS....................................................................9

3.1      Defined Contribution Plans...............................................................................9
3.2      Savings Plan Asset Transfer.............................................................................10
3.3      Stock Considerations....................................................................................10
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ARTICLE IV          HEALTH AND WELFARE PLANS.....................................................................10

4.1      Assumption of Health and Welfare Plans' Liabilities.....................................................10
4.2      Health and Welfare Plan Transitional Coverage Rules.....................................................11
4.3      Post-Transition Date Coverage...........................................................................12
4.4      Vendor Contracts........................................................................................12
         (a)      Third-Party ASO Contracts......................................................................12
         (b)      Group Insurance Policies.......................................................................13
         (c)      HMO Agreements.................................................................................13
         (d)      Effect of Change in Rates......................................................................13
4.5      COBRA and HIPAA Compliance..............................................................................14
4.6      Leave of Absence Programs...............................................................................14
4.7      Workers' Compensation Liabilities.......................................................................14

ARTICLE V           EXECUTIVE BENEFITS...........................................................................15

5.1      Change of Control.......................................................................................15
5.2      Consents, Notifications and Assignments.................................................................15
5.3      Genesis Health Ventures, Inc. 2001 Deferred Compensation Plan...........................................15

ARTICLE VI          OTHER BENEFITS...............................................................................15

6.1      Severance...............................................................................................15
6.2      Parent Bonus Plan.......................................................................................15

ARTICLE VII         GENERAL AND ADMINISTRATIVE...................................................................16


7.1      Payment of Administrative Costs and Expenses............................................................16
7.2      Payment of Liabilities, Plan Expenses and Related Matters...............................................16
         (a)      Actuarial and Accounting Methodologies and Assumptions.........................................16
         (b)      Contributions to Trusts........................................................................16
7.3      Sharing of Participant Information......................................................................17
7.4      Reporting and Disclosure and Communications to Participants.............................................17
7.5      Non-Termination of Employment; No Third-Party Beneficiaries.............................................17
7.6      Plan Audits.............................................................................................17
         (a)      Audit Rights With Respect to Information Provided..............................................17
         (b)      Audits Regarding Vendor Contracts..............................................................18
7.7      Beneficiary Designations................................................................................18
7.8      Requests for IRS Rulings and DOL Opinions...............................................................18
         (a)      Cooperation....................................................................................18
         (b)      Life Insurance.................................................................................19
7.9      Fiduciary Matters.......................................................................................19
         (a)      Fiduciary Status...............................................................................19
         (b)      Independent Fiduciary..........................................................................19
7.10     Payroll Taxes and Reporting of Compensation.............................................................19
7.11     Collective Bargaining...................................................................................19
7.12     Consent of Third Parties................................................................................19


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ARTICLE VIII        MISCELLANEOUS................................................................................20

8.1      Effect if Distribution Does Not Occur...................................................................20
8.2      Relationship of Parties.................................................................................20
8.3      Affiliates..............................................................................................20
8.4      Incorporation of Separation and Distribution Agreement Provisions.......................................20
8.5      Governing Law...........................................................................................20


                    SCHEDULES TO EMPLOYEE BENEFITS AGREEMENT

Schedule A   ElderCare Individuals
Schedule B   Parent Executive Benefit Plans
Schedule C   Parent Incentive Plans
Schedule D   Employee List - Parent Savings Plan
Schedule E   Employee List - Parent Bonus Plan
Schedule F   Entities Constituting ElderCare Business

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                           EMPLOYEE BENEFITS AGREEMENT

                                    RECITALS


         This EMPLOYEE BENEFITS AGREEMENT (this "Agreement"), dated as of December 1, 2003, is by and between GENESIS HEALTH VENTURES, INC. (which is expected to be renamed "NeighborCare, Inc." in connection with the spin-off of its ElderCare business), a Pennsylvania corporation ("Parent"), and GENESIS HEALTHCARE CORPORATION, a Pennsylvania corporation and a wholly owned subsidiary of Parent ("ElderCare").


         WHEREAS, the Board of Directors of Parent has determined that it is in the best interests of Parent and its stockholders to separate Parent's existing businesses into two independent companies;

         WHEREAS, in furtherance of the foregoing, Parent and ElderCare have entered into a Separation and Distribution Agreement (the "Separation and Distribution Agreement") and certain other agreements that will govern certain matters relating to the Separation and the Contribution, the Distribution and the relationship of Parent, ElderCare, and their respective Subsidiaries following the Distribution (the "Ancillary Agreements"); and

         WHEREAS, pursuant to the Separation and Distribution Agreement, Parent and ElderCare have agreed to enter into this Agreement allocating assets, liabilities and responsibilities with respect to certain employee and director compensation and benefit plans and programs between them.

         NOW, THEREFORE, in consideration of the premises, and of the agreements set forth herein, the parties hereto hereby agree as follows:

                                   ARTICLE I
                                   DEFINITIONS

         Any capitalized terms that are used in this Agreement but not defined herein (other than the names of Parent employee benefit plans) shall have the meanings set forth in the Separation and Distribution Agreement, and, as used herein, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

         1.1 Accounting Firm is defined in Section 4.2.

         1.2 Affiliate means with respect to any Person, any entity that controls, is controlled by or is under common control with such Person.

         1.3 Agreement is defined in the Recitals to this Agreement.

         1.4 Ancillary Agreements is defined in the Recitals to this Agreement.

         1.5 ASO Contract is defined in Section 4.4(a)(i).


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         1.6 Auditing Party is defined in Section 7.6(a)(i).

         1.7 Award means an award under an Incentive Plan.

         1.8 Bonus Plan, when immediately preceded by "Parent" means the Parent annual bonus plan. When immediately preceded by ElderCare, Bonus Plan means the annual bonus plan to be established by ElderCare pursuant to Section 2.3 to correspond to the Parent Bonus Plan.

         1.9 Close of the Distribution Date means 11:59:59 P.M. City of New York time on the Distribution Date.

         1.10 Close of the Transition Date means 11:59:59 P.M. City of New York time on the Transition Date.

         1.11 COBRA means the continuation coverage requirements for "group health plans" under Title X of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, and as codified in Section 4980B of the Code and Sections 601 through 608 of ERISA.

         1.12 COBRA Transition Account is defined in Section 4.5.

         1.13 Code means the Internal Revenue Code of 1986, as amended, or any successor Federal income tax law. Reference to a specific Code provision also includes any proposed, temporary or final regulation in force under that provision.

         1.14 Coverage Account is defined in Section 4.2.

         1.15 Deferral Plan, when immediately preceded by "Parent," means the Genesis Health Ventures, Inc. 2001 Deferred Compensation Plan. When immediately preceded by "ElderCare," Deferral Plan means the plan to be Established by ElderCare pursuant to Section 2.3 that corresponds to the Parent Deferral Plan.

         1.16 Distribution is defined in the Recitals to the Separation and Distribution Agreement.

         1.17 Distribution Date means the date that the Distribution is effective.

         1.18 Distribution Year means the calendar year during which the Distribution Date occurs.

         1.19 DOL means the United States Department of Labor.

         1.20 ElderCare is defined in the Recitals to this Agreement.

         1.21 ElderCare Common Stock means the SpinCo Common Stock as defined in the Separation and Distribution Agreement.

         1.22 ElderCare Employee means an employee who is employed by ElderCare or an ElderCare Entity following the Distribution Date.

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         1.23 ElderCare Entity means any Person that is, at the relevant time, a
Subsidiary or an Affiliate of ElderCare.

         1.24 ElderCare Individual means any individual who, as of the Close of the Distribution Date is: (a) either actively employed by or on a Leave of Absence from ElderCare or an ElderCare Entity; (b) neither actively employed by, nor on a Leave of Absence from, ElderCare or an ElderCare Entity, but who is a Former ElderCare Individual, or (c) named on Schedule A hereto. ElderCare Individuals shall also include any other employees or group of employees designated as ElderCare Individuals (as of a specified date) by mutual agreement of Parent and ElderCare. An alternate payee under a QDRO, an alternate recipient under a QMCSO, a beneficiary or a covered dependent, in each case, of an employee or former employee described above shall also be an ElderCare Individual with respect to that employee's or former employee's benefit under the applicable Plans. Such an alternate payee, alternate recipient, beneficiary or covered dependent shall not otherwise be considered an ElderCare Individual with respect to his or her own benefits under any applicable Plans unless he or she is an ElderCare Individual by virtue of either of the first two sentences of this definition. An individual may be an ElderCare Individual pursuant to this definition regardless of whether such individual is, as of the Distribution Date, alive, actively employed, on a temporary Leave of Absence from active employment, on layoff, terminated from employment, retired or on any other type of employment or post-employment status relative to a Parent Plan, and regardless of whether, as of the Close of the Distribution Date, such individual is then receiving any benefits from a Parent Plan.

         1.25 Enrolled Total is defined in Section 4.2.

         1.26 ERISA means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific provision of ERISA also includes any proposed, temporary or final regulation in force under that provision.

         1.27 Executive Benefit Plans, when immediately preceded by "Parent," means the executive plans, programs and arrangements established, maintained, agreed upon or assumed by Parent or a Parent Entity for the benefit of executive employees and former executive employees of Parent or a Parent Entity before the Close of the Distribution Date as set forth on Schedule B. When immediately preceded by "ElderCare," Executive Benefit Plans means the plans to be established by ElderCare pursuant to Section 2.3 that correspond to the respective Parent Executive Benefit Plans.

         1.28 Flexible Benefits Plan, when immediately preceded by "Parent," means the Genesis Health Ventures, Inc. Pre-Tax Spending Accounts. When immediately preceded by "ElderCare," Flexible Benefits Plan means the plan or portion of the plan to be established by ElderCare pursuant to Section 2.3 that corresponds to the Parent Flexible Benefits Plan.

         1.29 FMLA means the Family and Medical Leave Act of 1993, as amended.

         1.30 Former ElderCare Individual means an individual who is a former employee of ElderCare or an ElderCare Entity.

         1.31 Group Insurance Policies is defined in Section 4.4(b)(i).

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         1.32 Group Life Program, when immediately preceded by "Parent," means the portion of the Genesis Health Ventures, Inc. Health and Welfare Plan that provides group basic life insurance coverage for the benefit of employees and retirees of Parent and certain Parent entities established, maintained, agreed upon or assumed by Parent or a Parent Entity before the Close of the Distribution Date. When immediately preceded by "ElderCare," Group Life Program means the plans or the plan or portion thereof to be established by ElderCare pursuant to Section 2.3 that correspond to the respective Parent Group Life Program.

         1.33 Health and Welfare Bill is defined in Section 4.2.

         1.34 Health and Welfare Plans, when immediately preceded by "Parent," means the Genesis Health Ventures, Inc. Health and Welfare Plan. When immediately preceded by "ElderCare," Health and Welfare Plans means the plan or plans to be established by ElderCare pursuant to Section 2.3 that correspond to the respective Parent Health and Welfare Plans.

         1.35 HIPAA means the health insurance portability and accountability requirements for "group health plans" under the Health Insurance Portability and Accountability Act of 1996, as amended.

         1.36 HMO means a health maintenance organization that provides insured benefits under the Parent Medical Plans or the ElderCare Medical Plans.

         1.37 HMO Agreements is defined in Section 4.4(c)(i).

         1.38 Immediately after the Distribution Date means 12:00 A.M. City of New York time on the day after the Distribution Date.

         1.39 Immediately after the Transition Date means 12:00 A.M. City of New York time on the day after the Transition Date.

         1.40 Incentive Plan, when immediately preceded by "Parent," means any of the cash and stock-based incentive plans, programs and arrangements established, maintained, agreed upon or assumed by Parent for the benefit of employees of Parent or a Parent Entity before the Close of the Distribution Date, as set forth on Schedule C. When immediately preceded by "ElderCare," Incentive Plan means the Incentive Plan to be established by ElderCare pursuant to Section 2.3 that corresponds to the Parent Incentive Plans.

         1.41 Individual Agreement means an individual contract or agreement (whether written or unwritten) entered into between Parent, a Parent Entity, ElderCare or an ElderCare Entity and an Eldercare Individual that establishes the right of such individual to special executive compensation benefits, including, without limitation, base salary, severance, supplemental pension benefit, deferred compensation, bonus, loan, guaranteed payment, special allowance, tax equalization or disability benefit.

         1.42 Initial Payment is defined in Section 4.2.

         1.43 Insured Enrolled Total is defined in Section 4.2.

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         1.44 Insured Parent Plan is defined in Section 4.2.

         1.45 IRS means the Internal Revenue Service.

         1.46 Leave of Absence means any authorized leave of absence, including, without limitation, leaves of absence for short-term disability, long-term disability and workers' compensation.

         1.47 Match Date is defined in Section 3.2.

         1.48 Material Feature means any feature of a Plan that could reasonably be expected to be of material importance to the sponsoring employer or the participants and beneficiaries of the Plan, which could include, depending on the type and purpose of the particular Plan, the class or classes of employees eligible to participate in such Plan, the nature, type, form, source and level of benefits provided by the employer under such Plan and the amount or level of contributions, if any, required to be made by participants (or their dependents or beneficiaries) to such Plan.

         1.49 Medical Plan, when immediately preceded by "Parent," means the portion of the Genesis Health Ventures, Inc. Health and Welfare Plan that provides medical benefits to employees and retirees of Parent and certain Parent Entities established, maintained, agreed upon or assumed by Parent or a Parent Entity. When immediately preceded by ElderCare, Medical Plan means the portion of the plan to be established by ElderCare pursuant to Section 2.3 that corresponds to the Parent Medical Plan.

         1.50 Non-Employee Director, means a member of the Board of Directors of Parent or ElderCare, as applicable, who is not an employee of Parent, a Parent Entity, ElderCare or an ElderCare Entity.

         1.51 Non-parties is defined in Section 7.6(a)(ii).

         1.52 Parent is defined in the Recitals to this Agreement.

         1.53 Parent Common Stock has the meaning set forth in the Separation and Distribution Agreement.

         1.54 Parent Employee means an employee who is employed by Parent or a Parent Entity following the Distribution Date.

         1.55 Parent Entity means any Person that is, at the relevant time, an Affiliate of Parent (it being understood that, for periods beginning on and after the Distribution Date the term "Parent Entity" shall not include ElderCare or an ElderCare Entity).

         1.56 Parent Incentive Plan means the Genesis Health Ventures, Inc. Incentive Compensation Program.

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         1.57 Parent Leave of Absence Programs means the short-term disability leave, sick leave, military leave, FMLA leave, bereavement leave, jury duty leave and any other leave programs offered from time to time under the personnel policies and practices of Parent.

         1.58 Parent Transferred Employee means an individual who (a) on the date hereof, is either actively employed by or on Leave of Absence from ElderCare or an ElderCare Entity, if such individual is part of a work group or organization that, at any time before the Close of the Distribution Date, moves to the employ of Parent or a Parent Entity; (b) on the date hereof, is either actively employed by or on Leave of Absence from a Parent Entity that becomes an ElderCare Entity before the Close of the Distribution Date, if such individual, at any time before the Close of the Distribution Date, moves to the employ of Parent or a Parent Entity that does not become an ElderCare Entity before the Close of the Distribution Date; or (c) on the date hereof, is either actively employed by or on Leave of Absence from ElderCare or an ElderCare Entity in a common support function, is at any time before the Close of the Distribution Date designated by Parent for transfer to Parent or a Parent Entity and, at any time after the date hereof and before the Close of the Distribution Date, moves to the employ of Parent or a Parent Entity. In addition, Parent and ElderCare may designate, by mutual agreement, any other individual or group of individuals as Parent Transferred Employees.

         1.59 Parent WCP means the Parent Workers' Compensation Program, comprised of the certain arrangements established by Parent or a Parent Entity to comply with the workers' compensation requirements of the states in which Parent and its Affiliates conduct business.

         1.60 Participating Company means, with respect to a Parent Plan, (a) Parent, and (b) any Affiliate, that is, by the terms of such a Plan, participating in such Plan or has any employees who are, by the terms of such Plan, participating in such Plan.

         1.61 Plan, when immediately preceded by "Parent" or "ElderCare," means any plan, policy, program, payroll practice, on-going arrangement, contract, trust, annuity contract, insurance policy or other agreement or funding vehicle providing benefits to employees, former employees, dependents of employees or former employees, or Non-Employee Directors of Parent or ElderCare or Parent and ElderCare, as applicable, that is sponsored, maintained or contributed to by Parent, a Parent Entity, ElderCare or an ElderCare Entity, as applicable.

         1.62 QDRO means a domestic relations order which qualifies under
Section 414(p) of the Code and Section 206(d) of ERISA and which creates or recognizes an alternate payee's right to, or assigns to an alternate payee, all or a portion of the benefits payable to a participant under the Parent Savings Plan.

         1.63 QMCSO means a medical child support order which qualifies under
Section 609(a) of ERISA and which creates or recognizes an alternate recipient's right to, or assigns to an alternate recipient the right to, receive benefits for which a participant or beneficiary is eligible under a Parent Medical Plan.

         1.64 Savings Plan(s), when immediately preceded by "Parent," means the Genesis Health Ventures, Inc. Retirement Plan. When immediately preceded by "ElderCare," Savings Plans means the ElderCare 401(k) Plan for Managed Employees, the Union Savings Plans and the plan to be established by ElderCare pursuant to Section 2.3 that corresponds to the Parent Savings Plan.

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         1.65 Self-Insured Parent Plan is defined in Section 4.2.

         1.66 Separation and Distribution Agreement is defined in the Recitals to this Agreement.

         1.67 Transition Date is defined in Section 4.1(ii).

         1.68 Transition Period is defined in Section 4.1(ii).

         1.69 True-Up Amount is defined in Section 4.2.

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                                   ARTICLE II
                               GENERAL PRINCIPLES

         2.1 Assumption of Liabilities. ElderCare hereby assumes and agrees to pay, perform, fulfill and discharge, except as expressly provided in this Agreement, in accordance with their respective terms, all of the following, regardless of when or where such liabilities arose or arise or were or are incurred: (a) all liabilities to or relating to ElderCare Individuals, and their respective dependents and beneficiaries, in each case relating to, arising out of or resulting from employment by Parent or a Parent Entity before becoming ElderCare Individuals, including, without limitation, liabilities under the ElderCare Plans other than, except as expressly provided in this Agreement, liabilities under the Parent Plans; (b) all other liabilities to or relating to ElderCare Individuals and their respective dependents and beneficiaries, in each case relating to, arising out of or resulting from future, present or former employment with ElderCare or an ElderCare Entity, including, without limitation, liabilities under the ElderCare Plans and liabilities under the Parent Plans;
(c) all liabilities relating to, arising out of or resulting from any other actual or alleged employment relationship with ElderCare or an ElderCare Entity, including, without limitation, all liabilities relating to, arising out of or resulting from any collective bargaining agreement covering any ElderCare Individuals; and (d) all other liabilities relating to, arising out of or resulting from obligations and responsibilities expressly assumed or retained by ElderCare, an ElderCare Entity, or an ElderCare Plan pursuant to this Agreement.

         2.2 ElderCare Participation in Parent Plans. Except as provided in
Article IV of this Agreement, effective as of the Close of the Distribution Date, ElderCare and each ElderCare Entity shall cease to be a Participating Company in any Parent Plan, and Parent and ElderCare and each ElderCare Entity shall take all necessary action before the Distribution Date to effectuate such cessation as a Participating Company.

         2.3 Establishment of ElderCare Plans. Effective as of the Close of the Distribution Date, ElderCare shall adopt, cause to be adopted, or shall assume, as applicable, the ElderCare Savings Plan, ElderCare Deferral Plan, ElderCare Bonus Plan, ElderCare Incentive Plan and ElderCare Executive Benefit Plans for the benefit of ElderCare Individuals and other future and former employees of ElderCare and the ElderCare Entities. Effective as of the Close of the Transition Date, ElderCare shall adopt the ElderCare Flexible Benefits Plan and the ElderCare Health and Welfare Plans for the benefit of ElderCare Individuals and other future and former employees of ElderCare and the ElderCare Entities. The foregoing ElderCare Plans as in effect as of the Close of the Distribution Date or the Close of the Transition Date, as applicable, shall be substantially identical in all Material Features to the corresponding Parent Plans as in effect as of the Close of the Distribution Date or the Close of the Transition Date, as applicable. Notwithstanding the foregoing, the ElderCare Incentive Plans, the ElderCare Deferral Plan and the ElderCare Bonus Plan shall be adopted by ElderCare and approved by Parent prior to the Distribution Date as sole shareholder of ElderCare, to become effective as of the Distribution Date. The ElderCare Incentive Plans and the ElderCare Bonus Plan shall be substantially identical in all Material Features to the corresponding Parent Incentive Plans and Bonus Plan, except that such ElderCare Incentive Plans shall, except as specifically provided herein, provide for all stock-based awards to be based upon ElderCare Common Stock rather than Parent Common Stock.

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         2.4 Terms of Participation by ElderCare Individuals in ElderCare Plans.
The ElderCare Plans shall be, with respect to ElderCare Individuals, in all respects the successors in interest to, and shall not provide benefits that duplicate benefits provided by, the corresponding Parent Plans. Parent and ElderCare shall agree on methods and procedures, including, without limitation, amending the respective Plan documents, to prevent ElderCare Individuals from receiving duplicative benefits from the Parent Plans and the ElderCare Plans. With respect to ElderCare Individuals, each ElderCare Plan shall provide that all service, all compensation and all other benefit-affecting determinations that, as of the Close of the Distribution Date or as of the Transition Date, as applicable, were recognized under the corresponding Parent Plan shall, as of Immediately after the Distribution Date or Immediately after the Transition
Date, as applicable, receive full recognition, credit and validity and be taken into account under such ElderCare Plan to the same extent as if such items occurred under such ElderCare Plan, except to the extent that duplication of benefits would result or for benefit accrual to the extent that ElderCare adopts a final average pay defined benefit pension plan. The provisions of this Agreement that provide for the transfer of assets from the Parent Plans to the corresponding ElderCare Plans are based upon the understanding of the parties that each such ElderCare Plan will assume all liabilities of the corresponding Parent Plan to or relating to ElderCare Individuals, as provided for herein. If any such liabilities are not effectively assumed by the appropriate ElderCare Plan, then the amount of assets transferred to the ElderCare Plan from the corresponding Parent Plan shall be recomputed, ab initio, as set forth below but taking into account the retention of such liabilities by such Parent Plan, and assets shall be transferred by the ElderCare Plan to the Parent Plan so as to place each such Plan in the position it would have been in had the initial asset transfer been made in accordance with such recomputed amount of assets.

         2.5 Best Efforts. Parent and ElderCare shall use their reasonable best efforts to (a) enter into any necessary agreements to accomplish the assumptions and transfers contemplated by this Agreement; and (b) provide for the maintenance of the necessary participant records, the appointment of the trustees and the engagement of recordkeepers, investment managers, providers, insurers, etc.

         2.6 Regulatory Compliance. Parent and ElderCare shall, in connection with the actions taken pursuant to this Agreement, cooperate in making any and all appropriate filings required under the Code, ERISA and any applicable securities laws, implementing all appropriate communications with participants, transferring appropriate records and taking all such other actions as may be necessary and appropriate to implement the provisions of this Agreement in a timely manner.

                                  ARTICLE III
                           DEFINED CONTRIBUTION PLANS

         3.1 Defined Contribution Plans. As soon as practicable after the Distribution Date, Parent shall cause the trustee of the master trust funding the Parent Savings Plan to transfer to the trustee of the trust funding the corresponding ElderCare Savings Plan the amounts described in Section 3.2. As of the time of such transfer, the ElderCare Savings Plans shall assume and be solely responsible for all liabilities to or relating to ElderCare Individuals under the Parent Savings Plan. Parent agrees to provide to ElderCare, as soon as practicable after the Distribution Date, a list of the ElderCare Individuals who were participants in or are otherwise entitled to benefits under the Parent Savings Plan, including descriptions of their respective account balances and the protected benefits (within the meaning of Section 411(d)(6) of the Code) attached to their accounts.

         3.2 Savings Plan Asset Transfer. For each asset transfer from the Parent Savings Plan to the ElderCare Savings Plans pursuant to Section 3.1, the amount transferred pursuant to this Section 3.2 shall equal the value of the balances of all accounts of the participants in the Parent Savings Plan who are, as of the date of transfer, Eldercare Individuals. Transfers of Parent Common Stock and ElderCare Common Stock and outstanding participant loans shall be made in kind. With respect to all other assets, Parent and ElderCare agree to use their reasonable best efforts to make transfers in kind to the extent practicable so as to preserve the investments of the ElderCare Individuals as in effect on the date of such transfer. In determining whether an ElderCare Individual is vested in his or her account under the ElderCare Savings Plan, the ElderCare Savings Plans shall credit each ElderCare Individual with all the ElderCare Individual's service credited under the Parent Savings Plan. As soon as possible following the end of the plan year during which the Distribution Date occurs (the "Match Date"), ElderCare shall contribute to the ElderCare Savings Plans all matching contributions, if any, due to the ElderCare Individuals pursuant to the terms and conditions of such ElderCare Savings Plans (including any amounts due in respect of the portion of the plan year prior to the Distribution Date). As soon as possible following the Match Date, Parent shall pay to ElderCare an amount equal to fifty percent (50%) of the amount contributed by ElderCare for the individuals set forth on Schedule D hereto who are ElderCare Individuals pursuant to the immediately preceding sentence, and ElderCare shall pay to Parent an amount equal to fifty percent (50%) of the amount of the matching contributions contributed by Parent under the Parent Savings Plans in respect of the plan year during which the Distribution Date occurs for the individuals set forth on Schedule D hereto who are Parent Employees.

         3.3 Stock Considerations. As a result of Section 3.2 and to the extent that, immediately prior to asset transfers under Section 3.2, the Parent Savings Plan holds both Parent Common Stock and ElderCare Common Stock and shares of such securities are transferred to the ElderCare Savings Plans pursuant to
Section 3.2, Parent and ElderCare shall assume sole responsibility for ensuring that their respective Savings Plans are maintained in compliance with applicable laws with respect to holding shares of common stock of the other entity.

                                   ARTICLE IV
                            HEALTH AND WELFARE PLANS

         4.1 Assumption of Health and Welfare Plans' Liabilities.

                  Except as specifically provided below, Parent shall retain:

                           (i) sponsorship of all Parent Health and Welfare
Plans

                           (ii) if the Distribution occurs prior to December 31,
2003, ElderCare Individuals and their eligible covered dependents who are participants in the Parent Health and Welfare Plans as of the Distribution Date shall be eligible to continue to participate (or become participants in the case of individuals hired by ElderCare during the time period from the Close of the Distribution Date through the Transition Date (the "Transition Period")) in the Parent Health and Welfare Plans through December 31, 2003 (the "Transition Date") to the extent they continue to meet the requirements for such participation (treating employment with ElderCare or an ElderCare Entity as if it were employment with Parent).

                           (iii) Parent shall not assume or retain any liability
relating to health and welfare claims incurred by or on behalf of ElderCare Individuals or their covered dependents that would result in payments to be made by Parent after the Distribution Date, and such claims shall be satisfied pursuant to Section 4.2.

                           (iv) If the Distribution occurs prior to December 31,
2003, ElderCare Individuals and their eligible covered dependents who are participants in the Parent Flexible Benefits Plan as of the Distribution Date shall be eligible to continue to participate (or become participants in the case of individuals hired by ElderCare during the Transition Period) in the Parent Flexible Benefits Plan through the Transition Date.

         4.2 Health and Welfare Plan Transitional Coverage Rules. As of Immediately after the Distribution Date, and for all periods thereafter, as soon as practicable following the receipt by ElderCare from Parent of each bill received by Parent on or following the Distribution Date in respect of the Parent Health and Welfare Plans as in effect prior to the Distribution Date or during the Transition Period (each, a "Health and Welfare Bill"), (i) with respect to each Parent Health and Welfare Plan that is a self-insured plan (each, a "Self-Insured Parent Plan"), ElderCare shall pay to Parent in each case an amount equal to the product of (x) the total amount of the Health and Welfare Bill that is attributable to the applicable Self-Insured Parent Plan minus any stop-loss or any other reimbursements due to participating employees under such Self-Insured Plan and (y) a fraction, the denominator of which is the total number of individuals (including covered dependents) enrolled in such Parent Health and Welfare Plan, in respect of which the applicable Health and Welfare Bill is received, for the monthly enrollment period in which the date that is two months prior to the receipt of such Health and Welfare Bill occurs (the "Enrolled Total") and the numerator of which is the number of the individuals constituting the Enrolled Total that is the sum of the ElderCare Individuals and their covered dependents, and (ii) with respect to each Parent Health and Welfare Plan that is not a Self-Insured Parent Plan (each, an "Insured Parent Plan"), ElderCare shall pay to Parent in each case an amount equal to the product of (x) the total amount of the Health and Welfare Bill that is attributable to the applicable Insured Parent Plan and (y) a fraction, the denominator of which is the total number of individuals (including covered dependents) enrolled in such Parent Health and Welfare Plan, in respect of which the applicable Health and Welfare Bill is received, for the monthly enrollment period with respect to which such Health and Welfare Bill is received (the "Insured Enrolled Total") and the numerator of which is the number of the individuals constituting the Insured Enrolled Total that is the sum of ElderCare Individuals and their covered dependents (each of the payments contemplated by clauses (i) and (ii) above, an "Initial Payment"). Parent shall, to the extent practicable, keep a separate account of the actual cost of the participation of ElderCare Individuals in the Parent Health and Welfare Plans for the bills reflected above (the "Coverage Account"). As soon as practicable after January 1, 2005, KPMG Peat Marwick, or such other nationally recognized accounting firm as may be agreed upon by Parent and ElderCare (the "Accounting Firm"), shall, as nearly as reasonably possible, determine the excess, if any, of (y) the amount represented by the Coverage Account over (z) the total amount of all Initial Payments (the "True-Up Amount"). If the True-Up Amount is a positive number, ElderCare shall pay to Parent an amount equal to the True-Up Amount, and if the True-Up Amount is a negative number, Parent shall pay to ElderCare an amount equal to the difference between the Initial Payment and the amount represented by the Coverage Account. Such payment shall be made as soon as practicable following the determination by the Accounting Firm. The expenses of the Accounting Firm shall be shared equally by Parent and ElderCare.

         4.3 Post-Transition Date Coverage. (a) Immediately after the Transition Date, ElderCare Individuals and their eligible covered dependents shall cease to participate in the Parent Health and Welfare Plans and shall be eligible to participate in the corresponding ElderCare Health and Welfare Plans, but without regard for any requirements of proof of insurability and without regard to any restrictions or limitations with respect to any pre-existing condition, provided that such pre-existing condition is otherwise a covered condition under the terms of such plan. Subject to the agreement of any applicable insurer, all compensation, periods of service, benefit elections, deductible payments, payments toward the applicable out-of-pocket maximums and other benefit-affecting determinations affecting ElderCare Individuals that, as of the Close of the Transition Date, were recognized under the Parent Health and Welfare Plans shall receive full recognition, credit and validity and be taken into account under the ElderCare Health and Welfare Plans Immediately after the Transition Date in a manner consistent with the manner in which such benefit-affecting determinations were treated under the terms of the Parent Health and Welfare Plans immediately prior to the Close of the Transition Date. Immediately after the Transition Date, ElderCare Individuals and their eligible covered dependents shall cease to participate in the Parent Flexible Benefits Plan and shall be eligible to participate in the corresponding ElderCare Flexible Benefits Plan.

         4.4 Vendor Contracts.

                (a) Third-Party ASO Contracts.

                           (i) Parent and ElderCare shall use their reasonable
best efforts to amend each administrative-services-only contract with a third-party administrator that relates to any of the Parent Health and Welfare Plans (an "ASO Contract") in existence as of the date of this Agreement that is applicable to ElderCare Individuals to permit ElderCare to participate in the terms and conditions of such ASO Contract from Immediately after the Distribution Date through the Transition Date. Parent and ElderCare shall use their reasonable best efforts to cause all ASO Contracts entered into after the date of this Agreement but before the Close of the Distribution Date to allow ElderCare to participate in the terms and conditions thereof effective Immediately after the Distribution Date on the same or similar basis as Parent.

                           (ii) The permissible ways in which ElderCare's
participation may be effectuated include automatically making ElderCare a party to the ASO Contracts or obligating the third party to enter into a separate ASO Contract with ElderCare providing for the same terms and conditions as are contained in the ASO Contracts to which Parent is a party. Such terms and conditions shall include the financial and termination provisions, performance standards, methodology, auditing policies, quality measures and reporting requirements.

                (b) Group Insurance Policies.

                           (i) This Section 4.4(b) applies to group insurance
policies not subject to allocation or transfer pursuant to the foregoing provisions of this Article IV ("Group Insurance Policies").

                           (ii) Parent and ElderCare shall use their reasonable
best efforts to amend each Group Insurance Policy in existence as of the date of this Agreement that is applicable to ElderCare Individuals for the provision or administration of benefits under the Parent Health and Welfare Plans to permit ElderCare to participate in the terms and conditions of such policy from Immediately after the Distribution Date through the Transition Date. Parent and ElderCare shall use their reasonable best efforts to cause all Group Insurance Policies that are applicable to ElderCare Individuals entered into or renewed after the date of this Agreement but before the Close of the Distribution Date to allow ElderCare to participate in the terms and conditions thereof effective Immediately after the Distribution Date on the same basis as Parent.

                           (iii) ElderCare's participation in the terms and
conditions of each such Group Insurance Policy shall be effectuated by obligating the insurance company that issued such insurance policy to Parent to issue one or more separate policies to ElderCare. Such terms and conditions shall include, without limitation, the financial and termination provisions, performance standards and target claims.

                (c) HMO Agreements.

                           (i) Parent and ElderCare shall use their reasonable
best efforts to amend all agreements with HMOs that provide medical services under the Parent Medical Plan ("HMO Agreements") in existence as of the date of this Agreement that are applicable to ElderCare Individuals to permit ElderCare to participate in the terms and conditions of such HMO Agreements, in each case, from Immediately after the Distribution Date through the Transition Date. Parent and ElderCare shall use their reasonable best efforts to cause all HMO Agreements entered into after the date of this Agreement but before the Close of the Distribution Date to allow ElderCare to participate in the terms and conditions of such HMO Agreements from Immediately after the Distribution Date through the Transition Date on the same basis as Parent.

                           (ii) The permissible ways in which ElderCare's
participation may be effectuated include, without limitation, automatically making ElderCare a party to the HMO Agreements or obligating the HMOs to enter into agreements with ElderCare that are identical to the HMO Agreements. Such terms and conditions shall include, without limitation, the financial and termination provisions of the HMO Agreements.

                (d) Effect of Change in Rates. Parent and ElderCare shall use their reasonable best efforts to cause each of the insurance companies, HMOs and third-party administrators providing services and benefits under the Parent Health and Welfare Plans and the ElderCare Health and Welfare Plans to maintain the premium and/or administrative rates based on the aggregate number of participants in both the Parent Health and Welfare Plans and the ElderCare Health and Welfare Plans through the Transition Date. To the extent they are not successful in such efforts, Parent and ElderCare shall each bear the revised premium or administrative rates attributable to the individuals covered by their respective Health and Welfare Plans.

         4.5 COBRA and HIPAA Compliance. Parent shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the Parent Health and Welfare Plans with respect to ElderCare Individuals and their covered dependents who incur a COBRA qualifying event or loss of coverage under the Parent Health and Welfare Plans at any time on or before the Close of the Transition Date. Parent shall keep a separate account of the costs of such COBRA compliance administration that are incurred and paid for by Parent with respect to any ElderCare Individuals and their covered dependents at any time during the period from the Close of the Distribution Date through the Close of the Transition Date (the "COBRA Transition Account"). As soon as practicable following the Transition Date, ElderCare shall pay to Parent an amount equal to the amount set forth in the COBRA Transition Account. Effective Immediately after the Transition Date, ElderCare shall be responsible for administering compliance with the health care continuation requirements of COBRA, the certificate of creditable coverage requirements of HIPAA, and the corresponding provisions of the ElderCare Health and Welfare Plans with respect to ElderCare Individuals and their covered dependents who incur a COBRA qualifying event or loss of coverage under the ElderCare Health and Welfare Plans at any time after the Close of the Distribution Date.

         4.6 Leave of Absence Programs. Effective Immediately after the Distribution Date: (i) ElderCare shall adopt, and shall cause each ElderCare Entity to adopt, leave of absence programs that are substantially identical in all Material Features to the Parent Leave of Absence Programs as in effect on the Distribution Date; (ii) ElderCare shall honor, and shall cause each ElderCare Entity to honor, all terms and conditions of leaves of absence which have been granted to any ElderCare Individual under a Parent Leave of Absence Program before the Close of the Distribution Date by Parent, ElderCare, or an ElderCare Entity, including, without limitation, such leaves that are to commence after the Distribution Date; (iii) each party shall be solely responsible for administering leaves of absence and compliance with FMLA with respect to their employees; and (iv) ElderCare and each ElderCare Entity shall recognize all periods of service of ElderCare Individuals with Parent or a Parent Entity, as applicable, to the extent such service is recognized by Parent for the purpose of eligibility for leave entitlement under the Parent Leave of Absence Programs; provided, that no duplication of benefits shall be required by the foregoing.

         4.7 Workers' Compensation Liabilities. All workers' compensation liabilities that are outstanding as of the Close of the Distribution Date or that become outstanding following the Close of the Distribution Date and that relate to, arise out of, or result from any claim by an ElderCare Individual, which claim results from an accident occurring, or from an occupational disease which becomes manifest, before, on or following the Distribution Date and while such ElderCare Individual was employed by ElderCare or another ElderCare Entity shall be assumed or retained by ElderCare. Parent, ElderCare, the Parent Entities and the other ElderCare Entities shall cooperate with respect to any notification to appropriate governmental agencies of the Distribution and the issuance of new, or the transfer of existing, workers' compensation insurance policies and claims handling contracts.

                                   ARTICLE V
                               EXECUTIVE BENEFITS

         5.1 Change of Control. Except as provided in this Agreement, effective Immediately after the Distribution Date, ElderCare shall assume and be solely responsible for all liabilities to or relating to ElderCare Individuals under all Parent Executive Benefit Plans. None of the transactions contemplated by the Separation and Distribution Agreement or any of the Ancillary Agreements, including, without limitation, this Agreement constitute a change in control for purposes of any Executive Benefit Plan.

         5.2 Consents, Notifications and Assignments. Parent and ElderCare shall use their reasonable best efforts to obtain, or cause to be obtained, to the extent necessary, the written consent of each ElderCare Individual who is a party to an Individual Agreement to the treatment of such Individual Agreement in accordance with this Article V, including, without limitation, the assumption by ElderCare of sole responsibility for, and the release of Parent from, all liabilities thereunder; provided, that no failure to seek or to obtain any such consent shall have any effect upon the obligations of ElderCare with respect to such liabilities.

         5.3 Genesis Health Ventures, Inc. 2001 Deferred Compensation Plan. As soon as practicable after the Distribution Date, Parent shall cause the trustee of the trust funding the Parent Deferral Plan to transfer to the trustee of the trust funding the corresponding ElderCare Deferral Plan an amount equal to the value of the balances of all accounts of the participants in the Parent Deferral Plan who are, as of the date of transfer, ElderCare Individuals and who have so elected to have their account balances transferred.

                                   ARTICLE VI
                                 OTHER BENEFITS

         6.1 Severance. As of Immediately after the Distribution Date, ElderCare shall assume all liabilities to Former ElderCare Individuals under the Parent severance plan or policy as in effect on the Distribution Date.

         6.2 Parent Bonus Plan. (a) ElderCare shall advise and direct Parent in determining all awards that would otherwise be payable under the Parent Bonus Plan to ElderCare Individuals for the fiscal year ending September 30, 2003, and shall advise and direct Parent in determining for ElderCare Individuals (i) the extent to which established performance criteria have been met, and (ii) the payment level for each ElderCare Individual. Parent shall use all reasonable efforts to award the amounts under the Parent Bonus Plan as determined by ElderCare as provided under this Section 6.2. ElderCare shall assume and directly pay when due all liabilities with respect to any such awards payable to ElderCare Individuals for the fiscal year ending September 30, 2003. As soon as possible following the payment of awards to ElderCare Individuals for the fiscal year ending September 30, 2003, Parent shall pay to ElderCare an amount equal to fifty percent (50%) of the amount awarded by ElderCare to the individuals set forth on Schedule E hereto who are ElderCare Individuals, and ElderCare shall pay to Parent an amount equal to fifty percent (50%) of the amount of the awards paid by Parent under the Parent Bonus Plan in respect of the plan year during which the Distribution Date occurs for the individuals set forth on Schedule E hereto who are Parent Employees.

                (b) ElderCare shall be responsible for determining and paying for all awards that may be payable under the ElderCare Bonus Plan to ElderCare Individuals for the 2004 fiscal year and thereafter.

                                  ARTICLE VII
                           GENERAL AND ADMINISTRATIVE

         7.1 Payment of Administrative Costs and Expenses. Parent and ElderCare shall each be responsible for their allocable share of such budgeted costs and any increases in such budgeted costs through December 31, 2003 (or, if later, the Distribution Date) incurred in the administration of the Parent Plans; including, without limitation, (i) all external administrative costs for management of assets, recordkeeping, communications, benefit delivery, insurance fees and commissions, consultant, accounting, actuarial and legal expenses, printing, photocopying, mailing and other expenses; and (ii) all COBRA administrative expenses. To the extent such administrative expenses are not chargeable to the trusts established to fund the Plans pursuant to the guidelines in effect at the time, effective for periods on or after December 31, 2003, ElderCare shall pay to Parent its allocable share of the total costs which shall be determined through the cycle billing process based on the corporate divisions constituting part of the ElderCare Business, as set forth on Schedule F, consistent with past practice. With respect to any corporate staff costs or additional unanticipated expenses that are not billed through the cycle billing process, ElderCare shall pay to Parent its allocable share of the total costs which shall be based on a head count of ElderCare Individual, or, in the event such costs are fixed costs that cannot be allocated on such basis, ElderCare's allocable share shall be equal to one half (1/2) of such costs.

         7.2 Payment of Liabilities, Plan Expenses and Related Matters.

                (a) Actuarial and Accounting Methodologies and Assumptions. For purposes of this Agreement, unless specifically indicated otherwise: the value of plan assets shall be the value established for purposes of audited financial statements of the relevant plan or trust for the period ending on the date as of which the valuation is to be made. ElderCare liabilities relating to, arising out of or resulting from the status of ElderCare and the ElderCare Entities as Participating Companies in Parent Plans, as provided for in Section 2.2 and all accruals relating thereto shall be determined by Parent using actuarial assumptions and methodologies, including, without limitation, assumptions with respect to demographics, medical trends and other relevant factors, determined by Parent in a manner consistent with Parent's practice as in effect immediately before the Distribution Date and in conformance with the generally accepted actuarial principles promulgated by the American Academy of Actuaries, the Code, ERISA, and/or generally accepted accounting principles, as applicable, in each case as interpreted by Parent consistent with Parent's past practice. Except as otherwise contemplated by this Agreement or as required by law, all determinations as to the amount or valuation of any assets of or relating to any Parent Plan, whether or not such assets are being transferred to an ElderCare Plan, shall be made pursuant to procedures to be established by the parties before the Distribution Date.


                (b) Contributions to Trusts. To the extent consistent with past practice, ElderCare shall pay its share of any contributions made to any trust maintained in connection with a Parent Plan with respect to any period while ElderCare or an ElderCare Entity is a Participating Company in that Parent Plan.


         7.3 Sharing of Participant Information. Parent and ElderCare shall share, Parent shall cause each applicable Parent Entity to share, and ElderCare shall cause each applicable ElderCare Entity to share, with each other and their respective agents and vendors, without obtaining releases, all participant information necessary for the efficient and accurate administration of each of the Parent Plans and the ElderCare Plans in accordance with the terms of this Agreement. For periods beginning on the Distribution Date, Parent and ElderCare shall coordinate access to information through their respective departments of human resources. Parent and ElderCare and their respective authorized agents shall, subject to applicable laws on confidentiality, be given reasonable and timely access to, and may make copies of, all information relating to the subjects of this Agreement in the custody of the other party, to the extent necessary for such administration. Until December 31, 2004, all participant information shall be provided in the manner and medium in effect as of the Close of the Distribution Date, unless otherwise agreed to by Parent and ElderCare.

         7.4 Reporting and Disclosure and Communications to Participants. Parent and ElderCare shall assist each other in complying with all reporting and disclosure requirements of ERISA, including, without limitation, the preparation of Form 5500 annual reports for the Parent Plans and the ElderCare Plans, where applicable.

         7.5 Non-Termination of Employment; No Third-Party Beneficiaries. No provision of this Agreement or the Separation and Distribution Agreement shall be construed to create any right, or accelerate entitlement, to employment or to any compensation or benefit whatsoever on the part of any ElderCare Individual, Parent Employee or other future, present or former employee of Parent, a Parent Entity, ElderCare, or an ElderCare Entity under any Parent Plan or ElderCare Plan or otherwise. Without limiting the generality of the foregoing:
(a) neither the Distribution nor the termination of the Participating Company status of ElderCare or an ElderCare Entity shall cause any employee to be deemed to have incurred a termination of employment which entitles such individual to the commencement of benefits under any of the Parent Plans, any of the ElderCare Plans, or any of the Individual Agreements; and (b) except as expressly provided in this Agreement, nothing in this Agreement shall preclude ElderCare, at any time after the Close of the Distribution Date, from amending, merging, modifying, terminating, eliminating, reducing, or otherwise altering in any respect any ElderCare Plan, any benefit under any Plan or any trust, insurance policy or funding vehicle related to any ElderCare Plan.


         7.6 Plan Audits.

                (a) Audit Rights With Respect to Information Provided.

                           (i) Each of Parent and ElderCare, and their duly
authorized representatives, shall have the right to conduct audits with respect to all information provided to it by the other party. The party conducting the audit (the "Auditing Party") shall have the sole discretion to determine the procedures and guidelines for conducting audits and the selection of audit representatives under this Section 7.6(a). The Auditing Party shall have the right to make copies of any records at its expense, subject to the confidentiality provisions set forth in the Separation and Distribution Agreement, which are incorporated by reference herein. The party being audited shall provide the Auditing Party's representatives with reasonable access during normal business hours to its operations, computer systems and paper and electronic files, and provide workspace to its representatives. After any audit is completed, the party being audited shall have the right to review a draft of the audit findings and to comment on those findings in writing within five business days after receiving such draft.


                           (ii) The Auditing Party's audit rights under this
Section 7.6(a) shall include the right to audit, or participate in an audit facilitated by the party being audited, of any Subsidiaries and Affiliates of the party being audited and of any benefit providers and third parties with whom the party being audited has a relationship, or agents of such party, to the extent any such persons are affected by or addressed in this Agreement (collectively, the "Non-parties"). The party being audited shall, upon written request from the Auditing Party, provide an individual (at the Auditing Party's expense) to supervise any audit of a Non-party. The Auditing Party shall be responsible for supplying, at the Auditing Party's expense, additional personnel sufficient to complete the audit in a reasonably timely manner. The responsibility of the party being audited shall be limited to providing, at the Auditing Party's expense, a single individual at each audited site for purposes of facilitating the audit.

                (b) Audits Regarding Vendor Contracts. To the extent permitted under HIPAA, from Immediately after the Distribution Date through September 30, 2004, Parent and ElderCare and their duly authorized representatives shall have the right to conduct joint audits with respect to any vendor contracts that relate to both the Parent Health and Welfare Plans and the ElderCare Health and Welfare Plans. The scope of such audits shall encompass the review of all correspondence, account records, claim forms, canceled drafts (unless retained by the bank), provider bills, medical records submitted with claims, billing corrections, vendor's internal corrections of previous errors and any other documents or instruments relating to the services performed by the vendor under the applicable vendor contracts. Parent and ElderCare shall agree on the performance standards, audit methodology, auditing policy and quality measures and reporting requirements relating to the audits described in this Section 7.6 and the manner in which costs incurred in connection with such audits will be shared.

         7.7 Beneficiary Designations. All beneficiary designations made by ElderCare Individuals for Parent Plans shall be transferred to and be in full force and effect under the corresponding ElderCare Plans until such beneficiary designations are replaced or revoked by the ElderCare Individual who made the beneficiary designations.


         7.8 Requests for IRS Rulings and DOL Opinions.

                (a) Cooperation. ElderCare shall cooperate fully with Parent on any issue relating to the transactions contemplated by this Agreement for which Parent elects to seek a determination letter or private letter ruling from the IRS or an advisory opinion from the DOL. Parent shall cooperate fully with ElderCare with respect to any request for a determination letter or private letter ruling from the IRS or advisory opinion from the DOL with respect to any of the ElderCare Plans relating to the transactions contemplated by this Agreement.

                (b) Life Insurance. To the extent the transfer or allocation of all or a portion of any life insurance policies results in any adverse tax or legal consequences, including, without limitation, (i) any finding that such transfer results in the creation of a modified endowment contract within the meaning of Section 7702A of the Code, a transfer for valuable consideration within the meaning of Section 101(a) of the Code, or a lack of insurable interest for either Parent or ElderCare (or their respective trusts, if any), or
(ii) multiple claims for insurance proceeds, Parent and ElderCare shall take such steps as may be necessary to contest any such finding and, to the extent of any final determination that such adverse tax or legal consequences will result, Parent and ElderCare shall make such further adjustments so as to place both parties in the proportionate financial position that they each would have been in relative to the other but for such adverse tax or legal consequences.

         7.9 Fiduciary Matters.

                (a) Fiduciary Status. Parent and ElderCare each acknowledges that certain actions required to be taken pursuant to this Agreement may be subject to fiduciary duties or standards of conduct under ERISA or other applicable law, and no party shall be deemed to be in violation of this Agreement if it fails to comply with any provisions hereof based upon its good faith determination that to do so would violate such a fiduciary duty or standard.

                (b) Independent Fiduciary. ElderCare shall retain the right to retain a fiduciary, auditor or accounting firm independent of Parent to review and approve the types and value of the assets to be transferred to the ElderCare Plans from the Parent Plans as described in Article III and Article IV of this Agreement to the extent that such Plans are subject to Part 4 of Title I of ERISA. The foregoing shall not prevent ElderCare from engaging any fiduciaries for any other purposes.

         7.10 Payroll Taxes and Reporting of Compensation. Pursuant to the alternative procedure prescribed by Section 5 of Revenue Procedure 84-17, (a) Parent and ElderCare shall report on a "predecessor-successor" basis with respect to each ElderCare Individual; (b) ElderCare shall assume Parent's entire obligation to prepare, file and furnish Forms W-2 for the calendar year in which the Distribution occurs, and process garnishments and wage assignments with respect to each ElderCare Individual; (c) Parent shall be relieved of any obligation to provide Forms W-2 and process garnishments and wage assignments to each ElderCare Individual for the calendar year in which the Distribution occurs; and (d) Parent and ElderCare will work in good faith to adopt similar procedures under applicable state or local laws and will cooperate with each other in preparing filings and forms relating to such procedures.


         7.11 Collective Bargaining. To the extent any provision of this Agreement is contrary to the provisions of any collective bargaining agreement to which Parent or any Affiliate of Parent is a party, the terms of such collective bargaining agreement shall prevail. Should any provisions of this Agreement be deemed to relate to a topic determined by an appropriate authority to be a mandatory subject of collective bargaining, Parent or ElderCare may be obligated to bargain with the union representing affected employees concerning those subjects.

         7.12 Consent of Third Parties. If any provision of this Agreement is dependent on the consent of any third party (such as a vendor or a union) and such consent is withheld, Parent and ElderCare shall use their reasonable best efforts to implement the applicable provisions of this Agreement to the full extent practicable. If any provision of this Agreement cannot be implemented due to the failure of such third party to consent, Parent and ElderCare shall negotiate in good faith to implement the provision in a mutually satisfactory manner. The phrase "reasonable best efforts" as used herein shall not be construed to require the incurrence of any non-routine or unreasonable expense or liability or the waiver of any right.


                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 Effect if Distribution Does Not Occur. If the Distribution does not occur, then all actions and events that are, under this Agreement, to be taken or occur effective as of the Close of the Distribution Date, Immediately after the Distribution Date, or otherwise in connection with the Distribution or the Transition Date or the Transfer Date, shall not be taken or occur except to the extent specifically agreed by ElderCare and Parent.

         8.2 Relationship of Parties. Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

         8.3 Affiliates. Each of Parent and ElderCare shall cause to be performed, and hereby guarantees the performance of, all actions, agreements and obligations set forth in this Agreement to be performed by a Parent Entity or an ElderCare Entity, respectively.

         8.4 Incorporation of Separation and Distribution Agreement Provisions. The following provisions of the Separation and Distribution Agreement are hereby incorporated herein by reference, and unless otherwise expressly specified herein, such provisions shall apply as if fully set forth herein (references in this Section 8.4 to an "Article" or "Section" shall mean Articles or Sections of the Separation and Distribution Agreement, and, except as expressly set forth below, references in the material incorporated herein by reference shall be references to the Separation and Distribution Agreement): Article V Indemnification; Article VI Exchange of Information, Confidentiality; Article VII Further Assurances and Additional Covenants; Article VIII Termination; and
Article X Miscellaneous, other than Section 10.3 Governing Law.

         8.5 Governing Law. To the extent not preempted by applicable Federal law, this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (other than the laws regarding choice of laws and conflicts of laws that would apply the substantive laws of any other jurisdiction) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                     GENESIS HEALTH VENTURES INC.

                                     By: /s/ Robert H. Fish
                                        ----------------------------------
                                     Name: Robert H. Fish
                                     Title: Chairman of the Board and CEO

                                     GENESIS HEALTHCARE CORPORATION

                                     By: /s/ George V. Hager, Jr.
                                        ----------------------------------
                                     Name: George V. Hager, Jr.
                                     Title: Chief Executive Officer

                                                                      SCHEDULE A


                              ELDERCARE INDIVIDUALS



--------------------------------
Almquist,David C
--------------------------------
Blinn,Richard P.
--------------------------------
Castor,Richard
--------------------------------
Fleshner,Irene
--------------------------------
Hauswald,Barbara J.
--------------------------------
McKeon,James
--------------------------------
Reitz,Robert A
--------------------------------
Soutar,Deborah
--------------------------------
Tabak,James W
--------------------------------

                                                                      SCHEDULE B


                         PARENT EXECUTIVE BENEFIT PLANS


         Genesis Health Ventures, Inc. Deferred Compensation Plan

                                                                      SCHEDULE C


                             PARENT INCENTIVE PLANS



         Genesis Health Ventures, Inc. 2003 Incentive Compensation Plan

                                                                      SCHEDULE D


                       EMPLOYEE LIST: PARENT SAVINGS PLAN

         1.       Parent Employees

                  Fish, Robert H.
                  Al-Bizri, Bassam
                  Baker, Corey
                  Bosecker, Andrew
                  Collins, Angelita
                  Coyne, Thomas A.
                  DeAngelis, Nancy J.
                  Debman, Janet E.
                  Defruscio, Theresa
                  Degen, Vladimir
                  DiCandeloro, Tracey
                  Drasin, Daniel
                  El-Haggan, Rasha A.
                  Gaffney-Kasden, Anne M.
                  Gaila, Nida M.
                  Green, Madonna E.
                  Halbach, Paula
                  Hennessy, Roxanne M.
                  Hopkins, Alan
                  Klug, Kathryn
                  Long, Robert
                  McClain, Jesse E.
                  Medija, Ignatius
                  Miranda, Rose M.
                  Pendley, Marilyn
                  Rackson, Joseph
                  Rooker, Stephen
                  Russo, Michael
                  Steckel, John
                  Teitelbaum, Ronald
                  Warzinski, Lisa J.
                  Weller, Trudy A.
                  Zingarelli, Louis
                  Oberg, Jacquelin D.
                  Albert, Karla
                  Barrett, Thomas
                  Bradley, Deborah
                  Che, Shao-Kang
                  Czaja, William
                  Diehl, Michel

                  Fetzer, Kenneth
                  Fischer, Rick
                  Gallagher, Judy
                  Giacalone, Gail L.
                  Goodwin, Renee M.
                  Groenewold, John A.
                  Hogan, Richard A.
                  Jacobs, Jeffrey S.
                  Kuehl, Matthew
                  Lang, Michael
                  Lantz, David J.
                  Merar, Steven A.
                  Mesenbrink, Colleen
                  Moffett, Janet
                  Ostrosky, Michael
                  Paul, Molly
                  Peat, David K.
                  Phillips, Charles
                  Rice, Hilbert
                  Riley, Patrick
                  Rombro, Jay
                  Sanchez, Alex
                  Smith, Brett M.
                  Smith, Maureen E.
                  Taliaferro, Anita
                  Vanderstuyf, Ronald
                  Vankeulen, James
                  Wagner, Thomas
                  Wing, Kathryn
                  Wing, Marisa
                  Zimmerman, Patricia
                  Smith, Robin D.
                  Hartmark, Lisa J.
                  Adams, Jeffrey
                  Bentley, Carlota
                  Cardona, Guillermo R.
                  Flagg, Thomas N.
                  Marino, Kevin P.
                  McCarthy, Sean
                  Moore, Nichelle
                  Sinclair, Dan
                  Teitelbaum, Lori
                  Tetz, Gary
                  Wienholt, Robert G.
                  Ayres, Kathleen F.
                  Campbell, Marcy

                  Cormeny, Rebecca A.
                  Dimmick, Scott W.
                  Duncan, Mary
                  Flores, Peggy S.
                  Franz, Camille
                  Hayward, Anna M.
                  Holthaus, Tina
                  Kosmela, Frank S.
                  Lynch, Luetta
                  Masters, Thomas
                  Mulligan, Karen A.
                  Sama, Lawrence M.
                  Vantine-Kelley, Nadine J.
                  Abramson, Michael
                  Kidd, Ronald E.
                  Spicer, George D.
                  Archangelo, Francis M.
                  Benoit, Jared
                  Berry, Kenneth C.
                  Cooper, David R.
                  Coyle, Cornelius
                  Federico, Cheryl
                  Garzia, Tina
                  Griffith, Bruce
                  Ievans, Indulis
                  Jordan, James
                  Kaeser, Christopher
                  Leonard, Kathleen M.
                  McLaughlin, Sterling
                  Mullis, Sheila A.
                  Purvis, George L.
                  Reppas, Soterios I.
                  Swenson, David
                  Ufray-Martinez, Doris
                  Duffy, Jennifer M.
                  Sherman, Michael S.
                  Wankmiller, James J.
                  Civitarese, Joseph A.
                  Alberts, Trisha M.
                  Barber, Erika E.
                  Barnett, Courtney
                  Berginz, Mark A.
                  Brinjak, Joseph S.
                  Brokus, Tammy
                  Bruno, Diane M.
                  Campbell, David

                  Ceryance, Vanessa
                  Chaires, Tiffany C.
                  Dunbar, Rick
                  Gardner-Outten, Michelle
                  Goodrich, Bradley E.
                  Graphman, Mark
                  Graphman, Mark R.
                  Grella, Charles
                  Holthaus, Lisa
                  Houtchens, Kevin M.
                  Johnson, Michelle D.
                  Karp, Lori
                  Kidwell, Annette L.
                  Kralik, Joseph
                  Latkovich, Paula
                  Martin, Amy L.
                  Meyers, Christa
                  Moss, William A.
                  Packard, Philip
                  Peters, Roseann M.
                  Shobert, Tammi
                  Stefan, Timothy J.
                  Steward, Raymond W.
                  Theimer Sr., Charles
                  Thommen, Janice M.
                  Vaiana, Michael
                  Wanicur, Stuart
                  Goodwin, Laura
                  Heaslet, Jason W.
                  Ross, Michael L.
                  Edwards, Dwayne
                  Nash, Denise

         2.       ElderCare Individuals

                  Coleman, Stephan A.
                  DiVittorio, Thomas
                  Hager, George
                  Holland, Natalie P.
                  Jeannette, Gretchen A.
                  Kane, Cynthia
                  Keintz, Patricia
                  Marvel, Loetta
                  McKeon, James
                  Neilson, Patricia A.
                  Noon, Edwin F.
                  Pember, Mercer W.

                  Sollars, Deborah
                  Sturgis, William E.
                  Trueba, Faye E.
                  Wells, Karen M
                  Whittle, Scott J.
                  Young, Stephen S
                  Adams, David E.
                  Boyce, Brent
                  Crossan, Candace
                  Curran, Francine J.
                  Cusick, Lorraine A.
                  Debes, Lorraine M.
                  Dunaway, Judith A.
                  Frondoso, Amy
                  Groves, Rich L.
                  Hastings, Pauline
                  Hill, Adrienne M.
                  Howell, Brian D.
                  Jackson, Donna L.
                  Macchione, Michael
                  Marcial, Margarita
                  Matthes, Kimberly F.
                  Monaghan, Ryan M.
                  Nelson, Mary A.
                  Noll, Sandra S.
                  Parker, Brandy N.
                  Patel, Roma V.
                  Torres, Maribet
                  Whitney, Stephen J
                  Wilson, Charles R.
                  Bliss, Mardette W.
                  Corby, Joyce E.
                  Diefenderfer, Carolyn
                  Flanagan, Cheryl A.
                  Flegal, Mary
                  Jester, Roseann L.
                  Losito, Kathleen M.
                  Reiter, Patricia L.
                  Castor, Richard
                  Garrett, Nicole
                  Jankov, Kathy
                  Liebert, Dana
                  Pell, Richard
                  Piacentino, Cathy
                  Yaeger, Elizabeth M.
                  D'Amico, Paula

                  Hannon, Katherine
                  Simendinger, Christopher
                  Butler, Teresa
                  Fleshner, Irene
                  Grosso, Marylee
                  Kline, Karen
                  Leggore, Toni
                  Martin, Margaret
                  Turner, Janet
                  Wolff, Carolyn
                  Delaha, Patricia
                  Galvez, Mary V.m.
                  Moser, Sandra
                  Valton, Victoria
                  Coggins, Eileen M.
                  Rains, Berta
                  Tice, Linda C.
                  Aldred, Kathleen R
                  Coughlan, Kevin
                  Cui, Susan Z.
                  Davis, William
                  Donahue, Nancy J.
                  James, Gary C
                  Jester, Joseph V
                  Kroll, Christine T.
                  Lucas, Jeffrey
                  Pepe, William L.
                  Price, Deborah L
                  Smith, Sean
                  Tallaksen, Cathy M.
                  Young, Christina
                  Zoller, Susanna
                  Ahmed, Ashfaq
                  Schuckle, Carrie C.
                  Szklenski, Theodore
                  Icenhour, Amanda
                  Lopez, Patricia
                  Samuel, Marilyn L.
                  Schwartz, Karen A.
                  Smith, Gregory C.
                  Smith, Stacy L.
                  Thayer-Wice, Lena F.
                  Thompson, Ebony D.
                  Wilson, Joseph T.
                  Bauer, Joseph
                  Brauner, Marcia

                  Cross, Eileen E.
                  Cross, Megan
                  Fenstermaker, Trebor C.
                  Fogarty, Mariann D.
                  Gaona, Nadine
                  Hagan, Michael J.
                  Jensen, Jody L.
                  Keith, Kathleen S.
                  Krentz, David
                  Kurowski, Mary Anne
                  Mehta, Trupti
                  Moore, Debra
                  Morehead, Deborah M.
                  O'Keeffe, Margaret M.
                  Petry, Mark
                  Petry, Matthew J.
                  Ross, Joann L.
                  Sellers, Joanne M.
                  Simendinger, Heather
                  Stewart, Charles W.
                  Strickland, Shannon W.
                  Szklenski, Gail
                  Vanderlaan, Patricia A.
                  Vaysbeyn, Dmitry
                  Vigliante, Lynn
                  Wood, Richard J.
                  Hanby, Irwin T.
                  Koval, Stephen
                  Loux, Donalee A.
                  Maningas, Cynthia
                  Johnson, Michelle R.
                  Lane, Laurence F.
                  Bennett, Kimberly
                  Brooks, Shalom E.
                  Burk, Scott R.
                  Carrington, Patricia
                  Chaplin, Sandra
                  Cipolla, Charles
                  Close, Sharon M.
                  Colanton, Patricia
                  D'Aurora, John G.
                  Davis, Dorothy
                  Deese, Windy
                  Dixon, Charles
                  Drafts, Dorena T.
                  Duva, Maryann Q.

                  Eagen, Gwendolyn
                  Elkins, Regina Elizabeth
                  Elliott, Janet
                  Fearer, Joanne
                  Fegley, Traci A.
                  Garrett, Patrick
                  Hall, Kimberly D.
                  Halsted, Karen
                  Heap-Coughlin, Joanne M.
                  Howard, Susan J.
                  Huenke, Pamela M.
                  Juknelis, Joseph F.
                  Kowalchek, Betsy
                  Laurendeau, Kevin P.
                  Liggins, Pamela C.
                  Mancusi-West, Rhonda
                  Mason, Kelly A.
                  McIsaac, Clare M.
                  Merrill, William T.
                  Ng, Katrina
                  Parsons, Cheryl A.
                  Pattinson, Joyce
                  Petka, Felicia V.
                  Phillips, Jeanmarie C.
                  Pitt, Theodore A.
                  Plott, David M.
                  Raley, John C.
                  Renner, Annamaria
                  Renner, Joan
                  Riggs, Linda V.
                  Rooney, Correen E.
                  Sarsitis, Michele C.
                  Sipes, Sue
                  Sponaugle, Margaret
                  Steffey, Barbara L.
                  Tabak, James W.
                  Taylor, Andronicus
                  Tucker, Brian
                  Voelker, Kira
                  Ward, Margot
                  Willis, Lisa A.
                  Winter, Jennifer
                  Yingling, Susan
                  Zaworski, Mary Carole
                  Alberts, Harry H.
                  Bashiti, Ribhi J.

                  Brzycki, Ellie K.
                  Colgan, John F.
                  Jackson, Victoria C.
                  Karavan, Mary Ann
                  Mbogo, Francis
                  Sauvageot, Scott R.
                  Voglino, Toni C.
                  Bauer, Joseph
                  Cross, Eileen E.
                  Cross, Megan
                  Flanigan, Jason
                  Fogarty, Mariann D.
                  Gaona, Nadine
                  Hagan, Michael J.
                  Jensen, Jody L.
                  Keith, Kathleen S.
                  Krentz, David
                  Kurowski, Mary Anne
                  Mehta, Trupti
                  Moore, Debra
                  Morehead, Deborah M.
                  O'Keeffe, Margaret M.
                  Petry, Mark
                  Petry, Matthew J.
                  Richardson, Gregory G.
                  Ross, Joann L.
                  Sellers, Joanne M.
                  Shover, Jamie
                  Simendinger, Heather
                  Stewart, Charles W.
                  Strickland, Shannon W.
                  Szklenski, Gail
                  Szklenski, Theodore
                  Vanderlaan, Patricia A.
                  Vaysbeyn, Dmitry
                  Wood, Richard J.
                  Al-Bizri, Bassam
                  Degen, Vladimir
                  Fenstermaker, Trebor C.
                  Kerr, Rob
                  McClain, Jesse E.
                  Miranda, Rose M.
                  Rooker, Stephen
                  Steckel, John
                  Vigliante, Lynn
                  Weller, Trudy A.

                  Castor, Richard
                  Jankov, Kathy
                  Yaeger, Elizabeth M.
                  Ahmed, Ashfaq
                  Flagg, Thomas N.
                  Marino, Kevin P.
                  Moore, Nichelle
                  Schuckle, Carrie C.
                  Wienholt, Robert G.
                  Barrett, Thomas
                  Cardona, Guillermo R.
                  Giacalone, Gail L.
                  Goodwin, Renee M.
                  Groenewold, John A.
                  Lantz, David J.
                  Applegate, Steve P.
                  Banks, Heather M.
                  Barrick, Glenn
                  Beveridge, John C.
                  Birney, Rachel E.
                  Bodnar, Edward
                  Bonfante, Gary
                  Boyd, Clifford A.
                  D'Antonio, Stephanie M.
                  Dayanim, Joshua
                  Duva, Paul A.
                  Everett, Angela
                  Forman, Bruce
                  Fortuna, Vincent A.
                  Foth, Eleanor
                  Gaudet, Katherine
                  Gingrich, Nissley
                  Hahn, W. Alan
                  Hope, Bette Jean
                  Horn, Malcolm S.
                  Howie, James C.
                  Imbragulio, Holly
                  Jones, Tracy A.
                  Kamlesh, Patel
                  Knouse, Jack A.
                  Morrison, Jeffrey
                  Mpabanga, Thembi
                  Newlin, Bradley
                  Orsini, Barbara
                  Provost, Robert W.
                  Ramson, Richard A.

                  Sawyer, Gregory R.
                  Sherinsky, David
                  Silva, Peter T.
                  Sloan, John
                  Smith, Jill A.
                  Taylor, Gary V.
                  Vaughan, Lorraine E.
                  Washington, Derek
                  Witte, Larry
                  Yang, Yi
                  Cloud, Dennis
                  DeSilva, Ksm
                  Gethin, Brendan
                  Kearns, Suzanne
                  Massey, Brian C.
                  Odessey, Robert
                  Pownall, Jennie R.
                  Riley, Brian C.
                  Roberts, Cathy L.
                  Walls, Patricia A.
                  Bentley, Carlota
                  Brauner, Marcia
                  Sinclair, Dan
                  Anthony-Brock, Deborah A.
                  Babicki, Sean
                  Baker, Samuel
                  Beasley, Dina
                  Beeks, Stanley
                  Bledsoe, Brandon K.
                  Bowings, David L.
                  Bozzuffi, Jason C.
                  Brewton, Kathleen M.
                  Cody, Richard E.
                  Cothern, Travis
                  Cuthbert, Thelma
                  Durso, Laura A.
                  Dutton, Shawn K.
                  Ethier, Martina
                  Frost, Gregory A.
                  Haine, Matthew
                  Jones, Mary E.
                  Labarre, David
                  Lattomus, Aaron D.
                  Mackay, Jeremy W.
                  McAllister, Brandi J.
                  McAllister, Nancy A.

                  Moore, Kevin K.
                  Murphy, Tracy L.
                  Nello, Richard A.
                  Peskurich, Jason
                  Phillips, Diana M.
                  Russman, Ronald
                  Simmons, Robert M.
                  Smith, Vanessa
                  Telford, Andrea
                  Turner, Peter
                  Vanderlaan, Jeffrey
                  Yates, Brenda A.
                  Archangelo, Francis M.
                  Babicki, Sean
                  Baker, Samuel
                  Beasley, Dina
                  Beeks, Stanley
                  Benoit, Jared
                  Bledsoe, Brandon K.
                  Bowings, David L.
                  Brewton, Kathleen M.
                  Cody, Richard E.
                  Cothern, Travis
                  Cuthbert, Thelma
                  Durso, Laura A.
                  Dutton, Shawn K.
                  Ethier, Martina
                  Frost, Gregory A.
                  Garzia, Tina
                  Griffith, Bruce
                  Jones, Mary E.
                  Kelly, Terrance
                  Labarre, David
                  Lattomus, Aaron D.
                  Mackay, Jeremy W.
                  McAllister, Brandi J.
                  McAllister, Nancy A.
                  Moore, Kevin K.
                  Murphy, Tracy L.
                  Nello, Richard A.
                  Russman, Ronald
                  Simmons, Robert M.
                  Smith, Vanessa
                  Telford, Andrea
                  Turner, Peter
                  Vanderlaan, Jeffrey

                  Yates, Brenda A.
                  Applegate, Steve P.
                  Banks, Heather M.
                  Barrick, Glenn
                  Beveridge, John C.
                  Birney, Rachel E.
                  Bodnar, Edward
                  Bonfante, Gary
                  D'Antonio, Stephanie M.
                  Dayanim, Joshua
                  Duva, Paul A.
                  Everett, Angela
                  Forman, Bruce
                  Fortuna, Vincent A.
                  Foth, Eleanor
                  Gaudet, Katherine
                  Gingrich, Nissley
                  Hahn, W. Alan
                  Hope, Bette Jean
                  Horn, Malcolm S.
                  Howie, James C.
                  Imbragulio, Holly
                  Knouse, Jack A.
                  Morrison, Jeffrey
                  Newlin, Bradley
                  Orsini, Barbara
                  Provost, Robert W.
                  Ramson, Richard A.
                  Sawyer, Gregory R.
                  Sherinsky, David
                  Sloan, John
                  Smith, Jill A.
                  Taylor, Gary V.
                  Vaughan, Lorraine E.
                  Washington, Derek
                  Witte, Larry
                  Aldred, Kathleen R.
                  Boyd, Clifford A.
                  Coughlan, Kevin
                  Cui, Susan Z.
                  Davis, William
                  Donahue, Nancy J.
                  James, Gary C.
                  Jester, Joseph V.
                  Jones, Tracy A.
                  Kamlesh, Patel

                  Kroll, Christine T.
                  Lucas, Jeffrey
                  Mpabanga, Thembi
                  Pepe, William L.
                  Price, Deborah L.
                  Silva, Peter T.
                  Smith, Sean
                  Tallaksen, Cathy M.
                  Yang, Yi
                  Young, Christina
                  Zoller, Susanna
                  Barry, Diana
                  Grelis, Sharyn
                  Holahan, Lisa C.
                  Keating, David C.
                  Reilly, Richard
                  Hayes, Susan
                  Trzaska, Pamela M.
                  Burton, Marcia N.
                  Jones, Shawn E.
                  Murphy, Jeffrey
                  Ortega, Abigail
                  Testa, Patricia
                  Trautman, Shirley
                  Cheney, Catherine A.
                  Cummings, Susan
                  Straehle, Manfred
                  Velazques, Amanda R.
                  Wilson, Karin M.
                  Yang, Na
                  Yody, Barbara B.
                  Bickersteth, Toyin
                  Billingsley, Karen
                  Brashears, Karen A.
                  Butler, Cathy
                  Button, Wendy
                  Dovey, Stephen J.
                  Forshey, Angela C.
                  Grimm, Carole A.
                  Horn, Chelcie J.
                  Jones, Tina L.
                  Knoll, Tracey L.
                  Laforte, Virginia
                  Logan, Cynthia
                  Miller, B. Renee
                  Minor, Heather L.

                  Moulton-Jolly, Theresa R.
                  O'Brien, Brandi
                  Payne, Jennifer S.
                  Persinger, Debra M.
                  Shirilla, M. Patricia
                  Smith, Electra
                  Truxon, Melissa L.
                  Willis, Stephanie F.
                  Wood, Constance E.
                  Darsch, A. Bruce
                  Gemme, Steven M.
                  Harper, Patricia E.
                  Kelliher, James
                  Liebert, Bruce C.
                  Pangelinan, William L.
                  Trautman, Kathy
                  Wright, Jack
                  Salamon, Lisa J.
                  Cloud, Dennis
                  DeSilva, Ksm
                  Kearns, Suzanne
                  Kerr, Rob
                  Massey, Brian C.
                  Odessey, Robert
                  Pownall, Jennie R.
                  Riley, Brian C.
                  Roberts, Cathy L.
                  Schneider, Marvin
                  Walls, Patricia A.
                  Anderson, Linda
                  Bell, Alex
                  Boyce, Lorna D.
                  Buggy, Deborah A.
                  Cataldi, Josefina V.
                  Clark, Pietjan B.
                  Creighton, Mary
                  Cullen, M. Ellen
                  Curlett, Rebecca R.
                  Daly, Nancy
                  Davis, Keith
                  DeLapp, Jason
                  Diserio, Lisa L.
                  Doliente, Federico
                  Dowell, Jennifer
                  Duff, Joseph K.
                  Dvorak, Joseph

                  Dye, Karen Y.
                  Elek, Linda
                  Farnan, Thomas
                  Fields, Pamela L.
                  Fink, Richard M.
                  Frascatore, Deborah
                  Hare, Veronica
                  Hastings, Denine
                  Hillenbrand, Laura E.
                  Hinckle, Maura E.
                  Husovich, Judy C.
                  Kenzakoski, Kimberly
                  Kolonoski, Stanley J.
                  Lai, Thanh P.
                  Laukaitis, Mary S.
                  Leal, Tina M.
                  Leslie, Donna
                  Louis, Dartigue
                  Lu, Min
                  McClaeb, Constance
                  McLarty, Debbie
                  Mcwilliams, James
                  Mills, Siobhan
                  Morris, Diane L.
                  Mulligan, Theodore S.
                  Nelson, Dolores M.
                  Oberle, Stephen
                  Omolaja, Segun A.
                  Pilch, Theresa M.
                  Price, Jean H
                  Quinn, Marie
                  Sadeghin, Saeed
                  Schramm, Loretta
                  Shell, Brenda
                  Stevenson, Michelle
                  Taylor, Candace R.
                  Thomas, Santhamma J
                  Tillett, Christin
                  Velasco, Julio C.
                  Vitale, Carin
                  Vreeland, Carol M.
                  Ward, Kimberly L.
                  Wardingley, Shelley Ann
                  Wilcox, Allyson L.
                  Flanigan, Jason
                  Kelly, Terrance

                  Richardson, Gregory G.
                  Shover, Jamie
                  Barber, Constance A.
                  Cassidy, Denis T.
                  Davis, Clinton D.
                  Flack, Theresa L.
                  King, Elizabeth L.
                  Losito, Leanne
                  Miller, Steve E.
                  Money, Monica
                  Pfeiffer, Elizabeth A.
                  Piecara, Sharon A.
                  Porter, Rosemary A.
                  Rumig, Barbara
                  Santoleri, Mark T.
                  Sullivan, Sally
                  Wallace, Gary
                  Wankmiller, Joanne T.
                  Ciambella, Michael
                  Congdon, Leona M.
                  Henderson, Steven
                  Sita, Debi L.
                  Detweiler, Cynthia
                  Dlutowski, John
                  Dugan, Francis D.
                  Fairall, Jennifer R.
                  Furey, John F.
                  Heavener, Amanda S.
                  Jean, James
                  Nguyen, Thuan T.
                  Peng, Xiaohong
                  Pryor, Dawn R.
                  Rosskamp, Louise
                  Schueftan, Norman
                  Schultheis, Eric
                  Vaughan, Melony L.
                  Zhang, Yuan
                  Anderson, Pamela K.
                  D'Amico, Kathleen M.
                  D'Antonio, Melanie
                  Davis, Deborah L.
                  Dowell, Margaret A.
                  Edwards, J. Richard
                  Fisher, Terri
                  Hallinan, Nancy E.
                  Hauswald, Barbara J.

                  Sugar, Carol
                  Zimmerman, Lori A.

                                                                      SCHEDULE E


                        EMPLOYEE LIST: PARENT BONUS PLAN


         1.       Parent Employees

                  Fish, Robert H.
                  Baker, Corey
                  Bosecker, Andrew
                  DeAngelis, Nancy J.
                  Defruscio, Theresa
                  Degen, Vladimir
                  Drasin, Daniel
                  Gaffney-Kasden, Anne M.
                  Hopkins, Alan
                  Klug, Kathryn
                  Long, Robert
                  McClain, Jesse E.
                  Medija, Ignatius
                  Miranda, Rose M.
                  Pendley, Marilyn
                  Rooker, Stephen
                  Russo, Michael
                  Steckel, John
                  Teitelbaum, Ronald
                  Albert, Karla
                  Fetzer, Kenneth
                  Fischer, Rick
                  Groenewold, John A.
                  Peat, David K.
                  Phillips, Charles
                  Rice, Hilbert
                  Vankeulen, James
                  Hartmark, Lisa J.
                  Adams, Jeffrey
                  Bentley, Carlota
                  Flagg, Thomas N.
                  Marino, Kevin P.
                  McCarthy, Sean
                  Moore, Nichelle
                  Teitelbaum, Lori
                  Wienholt, Robert G.
                  Ayres, Kathleen F.
                  Campbell, Marcy
                  Dimmick, Scott W.

                  Duncan, Mary
                  Flores, Peggy S.
                  Masters, Thomas
                  Mulligan, Karen A.
                  Sama, Lawrence M.
                  Vantine-Kelley, Nadine J.
                  Abramson, Michael
                  Reppas, Soterios I.
                  Sherman, Michael S.
                  Wankmiller, James J.
                  Civitarese, Joseph A.
                  Bruno, Diane M.
                  Dunbar, Rick
                  Goodrich, Bradley E.
                  Stefan, Timothy J.
                  Theimer Sr., Charles
                  Heaslet, Jason W.
                  Edwards, Dwayne

         2.       ElderCare Individuals

                  Edwards, J. Richard
                  Fisher, Terri
                  Hauswald, Barbara J.
                  Sugar, Carol
                  Zimmerman, Lori A.
                  Furey, John F.
                  Rosskamp, Louise
                  Schueftan, Norman
                  Schultheis, Eric
                  Ciambella, Michael
                  Sita, Debi L.
                  Flack, Theresa L.
                  Santoleri, Mark T.
                  Wankmiller, Joanne T.
                  Richardson, Gregory G.
                  Anderson, Linda
                  Bell, Alex
                  Buggy, Deborah A.
                  Creighton, Mary
                  Cullen, M. Ellen
                  Daly, Nancy
                  Davis, Keith
                  Diserio, Lisa L.
                  Doliente, Federico
                  Dvorak, Joseph
                  Dye, Karen Y.

                  Farnan, Thomas
                  Fink, Richard M.
                  Frascatore, Deborah
                  Hastings, Denine
                  Hillenbrand, Laura E.
                  Hinckle, Maura E.
                  Husovich, Judy C.
                  Kenzakoski, Kimberly
                  Kolonoski, Stanley J.
                  Laukaitis, Mary S.
                  Leal, Tina M.
                  Leslie, Donna
                  Louis, Dartigue
                  McClaeb, Constance
                  McLarty, Debbie
                  Mcwilliams, James
                  Mills, Siobhan
                  Morris, Diane L.
                  Mulligan, Theodore S.
                  Nelson, Dolores M.
                  Quinn, Marie
                  Schramm, Loretta
                  Thomas, Santhamma J.
                  Vitale, Carin
                  Vreeland, Carol M.
                  Ward, Kimberly L.
                  Wardingley, Shelley Ann
                  Wilcox, Allyson L.
                  DeSilva, Ksm
                  Kerr, Rob
                  Salamon, Lisa J.
                  Darsch, A. Bruce
                  Gemme, Steven M.
                  Pangelinan, William L.
                  Wright, Jack
                  Dovey, Stephen J.
                  Yody, Barbara B.
                  Hayes, Susan
                  Holahan, Lisa C.
                  Keating, David C.
                  Reilly, Richard
                  Boyd, Clifford A.
                  Coughlan, Kevin
                  James, Gary C.
                  Pepe, William L.
                  Silva, Peter T.

                  Young, Christina
                  Dayanim, Joshua
                  Forman, Bruce
                  Howie, James C.
                  Witte, Larry
                  Cody, Richard E.
                  Murphy, Tracy L.
                  Cody, Richard E.
                  Murphy, Tracy L.
                  Bentley, Carlota
                  DeSilva, Ksm
                  Boyd, Clifford A.
                  Dayanim, Joshua
                  Forman, Bruce
                  Howie, James C.
                  Silva, Peter T.
                  Witte, Larry
                  Groenewold, John A.
                  Ahmed, Ashfaq
                  Flagg, Thomas N.
                  Marino, Kevin P.
                  Moore, Nichelle
                  Schuckle, Carrie C.
                  Wienholt, Robert G.
                  Castor, Richard
                  Degen, Vladimir
                  Fenstermaker, Trebor C.
                  Kerr, Rob
                  McClain, Jesse E.
                  Miranda, Rose M.
                  Rooker, Stephen
                  Steckel, John
                  Vigliante, Lynn
                  Kurowski, Mary Anne
                  Richardson, Gregory G.
                  Alberts, Harry H.
                  Jackson, Victoria C.
                  Brooks, Shalom E.
                  Burk, Scott R
                  Chaplin, Sandra
                  Cipolla, Charles
                  Colanton, Patricia
                  D'Aurora, John G.
                  Dixon, Charles
                  Eagen, Gwendolyn
                  Elkins, Regina Elizabeth

                  Elliott, Janet
                  Garrett, Patrick
                  Hall, Kimberly D.
                  Halsted, Karen
                  Heap-Coughlin, Joanne M.
                  Howard, Susan J.
                  Huenke, Pamela M.
                  Juknelis, Joseph F.
                  Kowalchek, Betsy
                  Laurendeau, Kevin P.
                  Liggins, Pamela C.
                  Merrill, William T.
                  Plott, David M.
                  Raley, John C.
                  Renner, Joan
                  Tabak, James W.
                  Tucker, Brian
                  Ward, Margot
                  Winter, Jennifer
                  Lane, Laurence F.
                  Loux, Donalee A.
                  Fenstermaker, Trebor C.
                  Kurowski, Mary Anne
                  Vigliante, Lynn
                  Ahmed, Ashfaq
                  Schuckle, Carrie C.
                  Coughlan, Kevin
                  James, Gary C
                  Pepe, William L.
                  Young, Christina
                  Coggins, Eileen M.
                  Galvez, Mary V.m.
                  Valton, Victoria
                  Fleshner, Irene
                  Grosso, Marylee
                  Kline, Karen
                  Leggore, Toni
                  Martin, Margaret
                  Turner, Janet
                  D'Amico, Paula
                  Simendinger, Christopher
                  Castor, Richard
                  Pell, Richard
                  Diefenderfer, Carolyn
                  Dunaway, Judith A.
                  Coleman, Stephan A.

                  DiVittorio, Thomas
                  Hager, George
                  Holland, Natalie P.
                  Marvel, Loetta
                  McKeon, James
                  Noon, Edwin F.
                  Sturgis, William E.
                  Wells, Karen M.
                  Young, Stephen S.

                                                                      SCHEDULE F


                    ENTITIES CONSTITUTING ELDERCARE BUSINESS

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Academy Nursing Home, Inc.                                      Corporation                Massachusetts

ADS Apple Valley, Inc.                                          Corporation                Massachusetts

ADS Consulting, Inc. (merged with ADS Consulting Acquisition    Corporation                Massachusetts
Corp.)

ADS Danvers ALF, Inc.                                           Corporation                Delaware

ADS Dartmouth ALF, Inc.                                         Corporation                Delaware

ADS Hingham ALF, Inc.                                           Corporation                Delaware

ADS Hingham Nursing Facility, Inc.                              Corporation                Massachusetts

ADS Palm Chelmsford, Inc.                                       Corporation                Massachusetts

ADS Recuperative Center, Inc.                                   Corporation                Massachusetts

ADS Reservoir Waltham, Inc.                                     Corporation                Massachusetts

ADS Senior Housing, Inc.                                        Corporation                Massachusetts

ANR, Inc. (f/k/a Adacom Network Routers, Inc.)                  Corporation                Delaware

Applewood Health Resources, Inc.                                Corporation                Delaware

ASL, Inc.                                                       Corporation                Massachusetts

Automated Professional Accounts, Inc.  (will merge into         Corporation                West Virginia
Glenmark Associates, Inc. upon spin-off.)

Berks Nursing Homes, Inc.                                       Corporation                Pennsylvania

Brightwood Property, Inc.                                       Corporation                West Virginia

Brinton Manor, Inc.                                             Corporation                Delaware

Burlington Woods Convalescent Center, Inc.                      Corporation                New Jersey

Carefleet, Inc.                                                 Corporation                Pennsylvania

Cheltenham LTC Management, Inc.                                 Corporation                Pennsylvania

CHG Investment Corp., Inc.                                      Corporation                Delaware

CHNR-I, Inc.                                                    Corporation                Delaware

Colonial Hall Health Resources, Inc.                            Corporation                Delaware

Colonial House Health Resources, Inc.                           Corporation                Delaware

Concord Companion Care, Inc. (will merge into Concord Service   Corporation                Pennsylvania
Corporation upon spin-off)

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Concord Health Group, Inc.                                      Corporation                Delaware

Concord Healthcare Corporation t/b/n Genesis HealthCare         Corporation                Delaware
Holding Company I, Inc.

Concord Healthcare Services, Inc. (will merge into Concord      Corporation                Pennsylvania
Service Corporation upon spin-off)

Concord Home Health, Inc. (will merge into Concord Service      Corporation                Pennsylvania
Corporation upon spin-off)

Concord Rehab, Inc. d/b/a American Therapy (will merge into     Corporation                Pennsylvania
Concord Service Corporation upon spin-off)

Concord Service Corporation                                     Corporation                Pennsylvania

Crestview Convalescent Home, Inc.                               Corporation                Pennsylvania

Crestview North, Inc.                                           Corporation                Pennsylvania

Crystal City Nursing Center, Inc.                               Corporation                Maryland

CVNR, Inc.                                                      Corporation                Delaware

Dawn View Manor, Inc.                                           Corporation                West Virginia

DELM Nursing, Inc.                                              Corporation                Pennsylvania

Denton Healthcare Corporation                                   Corporation                Delaware

Derby Nursing Center Corporation                                Corporation                Connecticut

Diane Morgan and Associates, Inc. d/b/a DM & a Rehab            Corporation                Pennsylvania

Dover Healthcare Associates, Inc.                               Corporation                Delaware

EIDOS, Inc.                                                     Corporation                Florida

ElderCare Resources Corp. f/k/a Health Resources of Tazewell,   Corporation                Delaware
Inc.

Elmwood Health Resources, Inc.                                  Corporation                Delaware

Encare of Pennypack, Inc.                                       Corporation                Pennsylvania

Encare of Quakertown, Inc.                                      Corporation                Pennsylvania

Encare of Wyncote, Inc.                                         Corporation                Pennsylvania

Genesis ElderCare Centers - Belvedere, Inc. f/k/a Genesis       Corporation                Delaware
ElderCare Centers I, Inc. f/k/a Genesis ElderCare Centers -
Beverly and Davners, Inc.

Genesis ElderCare Centers - Chapel Manor, Inc. f/k/a Genesis    Corporation                Delaware
ElderCare Centers II, Inc.

Genesis ElderCare Centers - Harston, Inc. f/k/a                 Corporation                Pennsylvania
Genesis-Crozer Partnership Holding Company, Inc.

Genesis ElderCare Centers - Pennsburg, Inc. f/k/a Genesis       Corporation                Delaware
ElderCare Centers III, Inc.

Genesis Eldercare Corp.                                         Corporation                Delaware

Genesis ElderCare Diagnostic Services, Inc. f/k/a Diversified   Corporation                Pennsylvania
Diagnostics, Inc.

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Genesis Eldercare Home Care Services, Inc. f/k/a Healthcare     Corporation                Pennsylvania
Services Network, Inc.

Genesis Eldercare Home Health Services - Southern, Inc. (will   Corporation                Pennsylvania
merge into Genesis Eldercare Home Care Services, Inc. upon
spin-off)

Genesis ElderCare Hospitality Services, Inc. f/k/a HCHS, Inc.   Corporation                Pennsylvania

Genesis ElderCare Living Facilities, Inc.                       Corporation                Pennsylvania

Genesis Eldercare Management Services, Inc. f/k/a Bluefield     Corporation                Delaware
Manor, Inc. (this entity will merge into Genesis ElderCare
Network Services, Inc. upon ElderCare Spin)

Genesis Eldercare National Centers, Inc. f/k/a National         Corporation                Florida
Health Care Affiliates, Inc.

Genesis ElderCare Network Services of Massachusetts, Inc.       Corporation                Pennsylvania

Genesis Eldercare Network Services, Inc. f/k/a Genesis          Corporation                Pennsylvania
Management Resources, Inc. f/k/a Total Care Systems, Inc.
Genesis ElderCare Partnership Centers, Inc.                     Corporation                Delaware

Genesis Eldercare Physician Services, Inc. f/k/a Genesis        Corporation                Pennsylvania
Physician Services, Inc. f/k/a Genesis Health Ventures Linen
Services, Inc.

Genesis Eldercare Properties, Inc.                              Corporation                Pennsylvania

Genesis Eldercare Rehabilitation Management Services, Inc.      Corporation                Pennsylvania
f/k/a Robindale Medical Services, Inc. (this entity will
merge into Genesis ElderCare Rehabilitation Services, Inc.
upon ElderCare Spin.)

Genesis Eldercare Staffing Services, Inc. f/k/a Staff           Corporation                Pennsylvania
Replacement Services, Inc. f/k/a SRS Acquisition Corporation

Genesis ElderCare Transportation Services, Inc. f/k/a           Corporation                Pennsylvania
HSS-PARA Transit, Inc.

Genesis Health Ventures of Arlington, Inc.                      Corporation                Pennsylvania

Genesis Health Ventures of Bloomfield, Inc.                     Corporation                Pennsylvania

Genesis Health Ventures of Clarks Summit, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Indiana, Inc.                        Corporation                Pennsylvania

Genesis Health Ventures of Lanham, Inc.                         Corporation                Pennsylvania

Genesis Health Ventures of Massachusetts, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Naugatuck, Inc.                      Corporation                Pennsylvania

Genesis Health Ventures of New Garden, Inc.                     Corporation                Pennsylvania

Genesis Health Ventures of Point Pleasant, Inc.                 Corporation                Pennsylvania

Genesis Health Ventures of Salisbury, Inc.                      Corporation                Pennsylvania

Genesis Health Ventures of Wayne, Inc.                          Corporation                Pennsylvania

Genesis Health Ventures of West Virginia, Inc.                  Corporation                Pennsylvania

Genesis Health Ventures of Wilkes-Barre, Inc.                   Corporation                Pennsylvania

Genesis Health Ventures of Windsor, Inc.                        Corporation                Pennsylvania

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Genesis Healthcare Centers Holdings, Inc.                       Corporation                Delaware

Genesis HealthCare Corporation                                  Corporation                Pennsylvania

Genesis HealthCare Holding Company II, Inc.                     Corporation                Delaware

Genesis Immediate Med Center, Inc.                              Corporation                Pennsylvania

Genesis Properties of Delaware Corporation                      Corporation                Delaware

Genesis SelectCare Corp.                                        Corporation                Pennsylvania

Genesis-VNA Partnership Holding Company, Inc.                   Corporation                Pennsylvania

Geriatric & Medical Companies, Inc. f/k/a Geriatric & Medical   Corporation                Delaware
Centers, Inc.

Geriatric and Medical Investments Corporation                   Corporation                Delaware

Geriatric and Medical Services, Inc.                            Corporation                New Jersey

Geri-Med Corp.                                                  Corporation                Pennsylvania

GHV at Salisbury Center, Inc.                                   Corporation                Pennsylvania

Glenmark Associates, Inc.                                       Corporation                West Virginia

Glenmark Associates-Dawn View Manor, Inc.                       Corporation                West Virginia

Glenmark Properties, Inc.                                       Corporation                West Virginia

GMA Partnership Holding Company, Inc.                           Corporation                West Virginia

GMA-Brightwood, Inc.                                            Corporation                West Virginia

GMA-Construction, Inc. (will merge into Glenmark Associates,    Corporation                West Virginia
Inc. upon spin-off)

GMA-Madison, Inc.                                               Corporation                West Virginia

GMA-Uniontown, Inc.                                             Corporation                Pennsylvania

GMC Leasing Corporation                                         Corporation                Delaware

GMC-LTC Management, Inc.                                        Corporation                Pennsylvania

GMS Insurance Services, Inc.                                    Corporation                Pennsylvania

GMS Management - Tucker, Inc. (will merge into Geriatric &      Corporation                Pennsylvania
Medical Companies, Inc. upon spin-off)

GMS Management, Inc. (will merge into Geriatric & Medical       Corporation                Pennsylvania
Companies, Inc. upon spin-off)

Governor's House Nursing Home, Inc.                             Corporation                Delaware

Health Resources of Academy Manor, Inc.                         Corporation                Delaware

Health Resources of Arcadia, Inc. (will merge into ASL, Inc.    Corporation                Delaware
upon spin-off)

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Health Resources of Boardman, Inc.                              Corporation                Delaware

Health Resources of Brooklyn, Inc.                              Corporation                Delaware

Health Resources of Cedar Grove, Inc.                           Corporation                New Jersey

Health Resources of Cinnaminson, Inc.                           Corporation                New Jersey

Health Resources of Colchester, Inc.                            Corporation                Connecticut

Health Resources of Columbus, Inc. (f/k/a MRD Realty, Inc.)     Corporation                Delaware

Health Resources of Cumberland, Inc.                            Corporation                Delaware

Health Resources of Englewood, Inc.                             Corporation                New Jersey

Health Resources of Ewing, Inc.                                 Corporation                New Jersey

Health Resources of Farmington, Inc.                            Corporation                Delaware

Health Resources of Gardner, Inc.                               Corporation                Delaware

Health Resources of Glastonbury, Inc.                           Corporation                Connecticut

Health Resources of Groton, Inc.                                Corporation                Delaware

Health Resources of Karmenta and Madison, Inc.                  Corporation                Delaware

Health Resources of Lakeview, Inc.                              Corporation                New Jersey

Health Resources of Lemont, Inc,                                Corporation                Delaware

Health Resources of Marcella, Inc.                              Corporation                Delaware

Health Resources of Morristown, Inc. (f/k/a P.W.O.N.            Corporation                New Jersey
Associates, Inc.)

Health Resources of Norfolk, Inc. (merge into The Multicare     Corporation                Delaware
Companies, Inc. upon spin-off)

Health Resources of North Andover, Inc.                         Corporation                Delaware

Health Resources of Norwalk, Inc. (will merge into Health       Corporation                Connecticut
Resources of Colchester, Inc. upon spin-off)

Health Resources of Rockville, Inc.                             Corporation                Delaware

Health Resources of Solomont/Brookline, Inc.                    Corporation                Delaware

Health Resources of Troy Hills, Inc. (f/k/a F.L. Associates,    Corporation                New Jersey
Inc.)

Health Resources of Wallingford, Inc.                           Corporation                Delaware

Health Resources of Warwick, Inc. (f/k/a GANCI Acquisition      Corporation                Delaware
Corp. f/k/a RAC Acquisition Corp.)

Health Resources of Westwood, Inc. (f/k/a Health Resources of   Corporation                Delaware
Rhode Island, Inc.)

Healthcare Resources Corp.                                      Corporation                Pennsylvania

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Helstat, Inc.                                                   Corporation                West Virginia

Hilltop Health Care Center, Inc.                                Corporation                Delaware

HMNH Realty, Inc.                                               Corporation                Delaware

HNCA, Inc.                                                      Corporation                Pennsylvania

Horizon Associates, Inc.                                        Corporation                West Virginia

Horizon Mobile, Inc.                                            Corporation                West Virginia

Horizon Rehabilitation, Inc.                                    Corporation                West Virginia

HR of Charleston, Inc.                                          Corporation                West Virginia

HRWV Huntington, Inc.                                           Corporation                West Virginia

Innovative Health Care Marketing, Inc.                          Corporation                Pennsylvania

Keystone Nursing Home, Inc.                                     Corporation                Delaware

Knollwood Manor, Inc.                                           Corporation                Pennsylvania

Knollwood Nursing Home, Inc.                                    Corporation                Delaware

Lakewood Health Resources, Inc.                                 Corporation                Delaware

Laurel Health Resources, Inc.                                   Corporation                Delaware

Lehigh Nursing Homes, Inc.                                      Corporation                Pennsylvania

Liberty Health Corp. Ltd.                                       Corporation                Bermuda

Life Support Medical Equipment, Inc.                            Corporation                Pennsylvania

Life Support Medical, Inc.                                      Corporation                Pennsylvania

Lincoln Nursing Home, Inc.                                      Corporation                Delaware

LRC Holding Company                                             Corporation                Delaware

LWNR, Inc.                                                      Corporation                Delaware

Mabri Convalescent Center, Inc.                                 Corporation                Connecticut

Madison Avenue Assisted Living, Inc.                            Corporation                New Jersey

Manor Management Corporation of Georgian Manor, Inc.            Corporation                Pennsylvania

Marlinton Associates, Inc.                                      Corporation                Pennsylvania

Marlinton Partnership Holding Company, Inc.                     Corporation                Pennsylvania

Marshfield Health Resources, Inc.                               Corporation                Delaware

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
McKerley Health Care Center - Concord, Inc.                     Corporation                New Hampshire

McKerley Health Care Centers, Inc.                              Corporation                New Hampshire

Meridian Health, Inc. f/k/a MI Acquisition Corp.                Corporation                Pennsylvania

Meridian Healthcare Investments, Inc.                           Corporation                Maryland

Meridian Healthcare, Inc. f/k/a MHC Acquisition Corp.           Corporation                Pennsylvania

MHNR, Inc.                                                      Corporation                Delaware

MNR, Inc,                                                       Corporation                Delaware

Montgomery Nursing Homes, Inc.                                  Corporation                Pennsylvania

Multicare AMC, Inc.                                             Corporation                Delaware

Multicare Home Health of Illinois, Inc.  (will merge into The   Corporation                Delaware
Multicare Companies, Inc. upon spin-off)

Multicare Payroll Corp.                                         Corporation                New Jersey

North Madison, Inc. (will merge into Glenmark Associates,       Corporation                West Virginia
Inc. upon spin-off)

Northwestern Management Services, Inc. (will merge into         Corporation                Ohio
Providence Health Care, Inc.)

Nursing and Retirement Center of the Andovers, Inc.             Corporation                Massachusetts

Oak Hill Health Care Center, Inc.                               Corporation                Virginia

PHC Operating Corp.                                             Corporation                Delaware

Philadelphia Avenue Corporation                                 Corporation                Pennsylvania

Pocahontas Continuous Care Center, Inc.                         Corporation                West Virginia

Prescott Nursing Home, Inc.                                     Corporation                Massachusetts

Progressive Rehabilitation Centers, Inc. (f/k/a Health          Corporation                Delaware
Resources of Lakewood, Inc.) (will merge into The Multicare
Companies, Inc. upon spin-off)

Prospect Park LTC Management, Inc.                              Corporation                Pennsylvania

Providence Funding Corporation                                  Corporation                Delaware

Providence Health Care, Inc.                                    Corporation                Delaware

Providence Medical, Inc. (will merge into Providence Health     Corporation                Ohio
Care, Inc. upon spin-off)

Quakertown Manor Convalescent and Rehabilitation, Inc.          Corporation                Delaware

Rest Haven Nursing Home, Inc.                                   Corporation                West Virginia

RHS Membership Interest Holding Company f/k/a Genesis           Corporation                Pennsylvania
Eldercare Adult Day Health Services, Inc.

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Ridgeland Health Resources, Inc.                                Corporation                Delaware

River Pines Health Resources, Inc.                              Corporation                Delaware

Rivershores Health Resources, Inc.                              Corporation                Delaware

RLNR, Inc.                                                      Corporation                Delaware

Rose Healthcare, Inc.                                           Corporation                New Jersey

Roxborough Nursing Home, Inc. (will merge into Concord          Corporation                Pennsylvania
Service Corporation upon spin-off)

RSNR, Inc.                                                      Corporation                Delaware

RVNR, Inc.                                                      Corporation                Delaware

S.T.B. Investors, LTD                                           Corporation                New York

Schuylkill Nursing Home, Inc.                                   Corporation                Pennsylvania

Schuylkill Partnership Acquistion Corp.                         Corporation                Pennsylvania

Scotchwood Massachusetts Holding Co., Inc. (will merge into     Corporation                Delaware
The Multicare Companies, Inc. upon spin-off)

Senior Living Ventures, Inc.                                    Corporation                Pennsylvania

Senior Source, Inc.                                             Corporation                Massachusetts

Snow Valley Health Resources, Inc.                              Corporation                Delaware

Solomont Family Fall River Venture, Inc.                        Corporation                Massachusetts

Solomont Family Medford Venture, Inc.                           Corporation                Massachusetts

State Street Associates, Inc. (f/k/a Genesis Health Ventures    Corporation                Pennsylvania
of Brackenridge, Inc.)

SVNR, Inc.                                                      Corporation                Delaware

The ADS Group, Inc.                                             Corporation                Massachusetts

The Apple Valley Partnership Holding Company, Inc.              Corporation                Pennsylvania

The Assisted Living Associates of Berkshire, Inc.               Corporation                Pennsylvania

The Assisted Living Associates of Lehigh, Inc.                  Corporation                Pennsylvania

The Assisted Living Associates of Sanatoga, Inc.                Corporation                Pennsylvania

The House of Campbell, Inc.                                     Corporation                West Virginia

The Multicare Companies, Inc. (a/k/a Century Care Corporation   Corporation                Delaware
in New Jersey)

TMC Acquisition Corp. f/k/a Troy Hills Assisted Living, Inc.    Corporation                New Jersey

Tri State Mobile Medical Services, Inc.                         Corporation                West Virginia

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Valley Medical Services, Inc.                                   Corporation                Pennsylvania

Valley Transport Ambulance Service, Inc.                        Corporation                Pennsylvania

Versalink, Inc.                                                 Corporation                Delaware

Villas Realty & Investments, Inc.                               Corporation                Pennsylvania

Walnut LTC Management, Inc.                                     Corporation                Pennsylvania

Wayside Nursing Home, Inc.                                      Corporation                Delaware

Weisenfluh Ambulance Service, Inc.                              Corporation                Pennsylvania

West Phila. LTC Management, Inc.                                Corporation                Pennsylvania

Westford Nursing and Retirement Center, Inc.                    Corporation                Massachusetts

Willow Manor Nursing Home, Inc.                                 Corporation                Massachusetts

Wyncote Healthcare Corp.                                        Corporation                Pennsylvania

Ye Olde Ambulance Company, Inc. f/k/a Network Ambulance         Corporation                Pennsylvania
Services, Inc. f/k/a Life Support Ambulance, Inc.

York LTC Management, Inc.                                       Corporation                Pennsylvania

ADS Home Health, Inc.                                           Corporation                Delaware

ADS Management, Inc. a/k/a ADS/TMCI Management, Inc.            Corporation                Massachusetts

ADS Village Manor, Inc. (name will change to The                Corporation                Massachusetts
Somerset-Sarah Brayton Partnership Holding Company, Inc. upon approval of MA Secretary of State)

ADS/Multicare, Inc.                                             Corporation                Delaware

Bethel Health Resources, Inc.                                   Corporation                Delaware

Century Care Management, Inc. (f/k/a Century Management, Inc.)  Corporation                Delaware

Chateau Village Health Resources, Inc.                          Corporation                Delaware

ENR, Inc.                                                       Corporation                Delaware

Genesis Eldercare Rehabilitation Services, Inc. f/k/a Team      Corporation                Pennsylvania
Rehabilitation, Inc.

Health Resources of Middletown (RI), Inc.                       Corporation                Delaware

Lake Manor, Inc.                                                Corporation                Pennsylvania

Rose View Manor, Inc.                                           Corporation                Pennsylvania

Stafford Convalescent Center, Inc. f/k/a MCV Realty, Inc.       Corporation                Delaware

Arcadia Associates                                              General Partnership        Massachusetts

McKerley Health Facilities                                      General Partnership        New Hampshire

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Breyut Convalescent Center, L.L.C.                              Limited Liability Company  New Jersey

Encare of Mendham, L.L.C.                                       Limited Liability Company  New Jersey

Genesis ElderCare Employment Services, LLC (this entity will    Limited Liability Company  Delaware
merge into Genesis ElderCare Network Services, Inc. upon
ElderCare Spin.)

Genesis-Georgetown SNF/JV, L L C                                Limited Liability Company  Delaware

Glenmark Limited Liability Company I                            Limited Liability Company  West Virginia

Health Resources of Bridgeton, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of Cinnaminson, L.L.C.                         Limited Liability Company  New Jersey

Health Resources of Cranbury, L.L.C. (merged with Health        Limited Liability Company  New Jersey
Resources of Cranbury, Inc. and Cranbury Care Center, Inc. (a
non GEC entity) in 09/99)

Health Resources of Eatontown, LLC (merged with Laurel          Limited Liability Company  New Jersey
Associates, Inc., a non Multicare entity)

Health Resources of Emery, L.L.C,                               Limited Liability Company  New Jersey

Health Resources of Englewood, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of Ewing, L.L.C.                               Limited Liability Company  New Jersey

Health Resources of Fairlawn, L.L.C.                            Limited Liability Company  New Jersey

Health Resources of Jackson, L.L.C.                             Limited Liability Company  New Jersey

Health Resources of Ridgewood, L.L.C.                           Limited Liability Company  New Jersey

Health Resources of South Brunswick, LLC                        Limited Liability Company  New Jersey

Health Resources of West Orange, L.L.C.                         Limited Liability Company  New Jersey

Pompton Care L.L.C.                                             Limited Liability Company  New Jersey

Respiratory Health Services, L. L. C.                           Limited Liability Company  Maryland

Roephel Convalescent Center, L.L.C.                             Limited Liability Company  New Jersey

ADS Apple Valley Limited Partnership                            Limited Partnership        Massachusetts

ADS Hingham Limited Partnership                                 Limited Partnership        Massachusetts

Brevard Meridian Limited Partnership                            Limited Partnership        Maryland

Catonsville Meridian Limited Partnership                        Limited Partnership        Maryland

Cumberland Associates of Rhode Island, L.P.                     Limited Partnership        Delaware

Easton Meridian Limited Partnership                             Limited Partnership        Maryland

Edella Street Associates                                        Limited Partnership        Pennsylvania

Genesis ElderCare Centers I, L. P.                              Limited Partnership        Delaware

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Genesis ElderCare Centers II, L. P.                             Limited Partnership        Delaware

Genesis ElderCare Centers III, L. P.                            Limited Partnership        Delaware

Genesis Health Ventures of West Virginia, Limited Partnership   Limited Partnership        Pennsylvania

Genesis Properties Limited Partnership                          Limited Partnership        Pennsylvania

Genesis Properties of Delaware Ltd. Partnership, L. P.          Limited Partnership        Delaware

Glenmark Properties I, Limited Partnership                      Limited Partnership        West Virginia

Greenspring Meridian Limited Partnership                        Limited Partnership        Maryland

Groton Associates of Connecticut, L.P.                          Limited Partnership        Delaware

Hammonds Lane Meridian Limited Partnership                      Limited Partnership        Maryland

Holly Manor Associates of New Jersey, L.P.                      Limited Partnership        Delaware

McKerley Health Care Center - Concord Limited Partnership       Limited Partnership        New Hampshire

Mercerville Associates of New Jersey, L.P.                      Limited Partnership        Delaware

Meridian Edgewood Limited Partnership                           Limited Partnership        Maryland

Meridian Perring Limited Partnership                            Limited Partnership        Maryland

Meridian Valley Limited Partnership                             Limited Partnership        Maryland

Meridian Valley View Limited Partnership                        Limited Partnership        Maryland

Meridian/Constellation Limited Partnership                      Limited Partnership        Maryland

Middletown (RI) Associates of Rhode Island, L.P.                Limited Partnership        Delaware

Millville Meridian Limited Partnership                          Limited Partnership        Maryland

Norristown Nursing and Rehabilitation Center Associates, L. P.  Limited Partnership        Pennsylvania

North Cape Convalescent Center Associates, L. P.                Limited Partnership        Pennsylvania

Northwest Total Care Center Associates, L. P.                   Limited Partnership        New Jersey

Philadelphia Avenue Associates                                  Limited Partnership        Pennsylvania

Point Pleasant Haven Limited Partnership                        Limited Partnership        West Virginia

Pompton Associates, L.P.                                        Limited Partnership        New Jersey

Raleigh Manor Limited Partnership                               Limited Partnership        West Virginia

River Street Associates                                         Limited Partnership        Pennsylvania

Romney Health Care Center Ltd., Limited Partnership             Limited Partnership        West Virginia

Entity Name                                                     Entity Type                State of Organization
--------------------------------------------------------------- -------------------------- ------------------------
Seminole Meridian Limited Partnership                           Limited Partnership        Maryland

Sisterville Haven Limited Partnership                           Limited Partnership        West Virginia

State Street Associates, L.P.                                   Limited Partnership        Pennsylvania

Teays Valley Haven Limited Partnership                          Limited Partnership        West Virginia

The Straus Group-Hopkins House, L.P.                            Limited Partnership        New Jersey

The Straus Group-Old Bridge, L.P.                               Limited Partnership        New Jersey

The Straus Group-Quakertown Manor, L.P.                         Limited Partnership        New Jersey

The Straus Group-Ridgewood,L.P.                                 Limited Partnership        New Jersey

Therapy Care Systems, L. P. a/k/a Therapy Care Systems          Limited Partnership        Pennsylvania
Limited Partnership

Volusia Meridian Limited Partnership                            Limited Partnership        Maryland

Wallingford Associates of Connecticut, L.P.                     Limited Partnership        Delaware

Warwick Associates of Rhode Island, L.P.                        Limited Partnership        Delaware

Westford Nursing and Retirement Center, Limited Partnership     Limited Partnership        Massachusetts

ADS Recuperative Center Limited Partnership                     Limited Partnership        Massachusetts

Care Haven Associates Limited Partnership                       Limited Partnership        West Virginia

Lake Washington, Ltd.                                           Limited Partnership        Florida
